================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ----------------

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                        TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                 OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)
                                                           ----

                              ----------------

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A NATIONAL BANKING ASSOCIATION                                     74-0800980
     (State of Incorporation if not a U.S.                   (I.R.S. Employer
                    national bank)                          Identification No.)

           712 MAIN STREET
           HOUSTON, TEXAS                                       77002
   (Address of principal executive                            (Zip Code)
              offices)

                              ----------------

                           ENRON OIL & GAS COMPANY
             (Exact name of obligor as specified in its charter)


              DELAWARE                                      47-0684736
   (State or other jurisdiction of                       (I.R.S. Employer
   incorporation or organization)                       Identification No.)
          1400 SMITH STREET
           HOUSTON, TEXAS                                      77002
   (Address of principal executive                          (Zip Code)
              offices)

                              ----------------


                        ENRON OIL & GAS COMPANY DEBT
                                 SECURITIES
                           (Title of the indenture
                                 securities)


================================================================================

ITEM 1. GENERAL INFORMATION.

              FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

              (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                     Comptroller of the Currency, Washington, D.C.
                     Federal Deposit Insurance Corporation, Washington, D.C. Board of Governors of The Federal Reserve System, Washington, D.C.

              (b)    WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST
                     POWERS.

                     Yes.


ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

              IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

              The obligor is not an affiliate of the trustee.


ITEM 3. VOTING SECURITIES OF THE TRUSTEE.

              FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE:

                       COL. A                             COL. B
                   TITLE OF CLASS                   AMOUNT OUTSTANDING
                   --------------                   ------------------

              Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 4. TRUSTEESHIPS UNDER OTHER INDENTURES.

              IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING INFORMATION:

              (a) TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER INDENTURE.

              Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

              (b) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF
       SECTION 310(B)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

              Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

              IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICERS OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

              Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 6. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS
        OFFICIALS.

              FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.

      COL. A              COL. B              COL. C               COL. D

                                                               PERCENTAGE OF
                                                             VOTING SECURITIES
                                                               REPRESENTED BY
                                           AMOUNT OWNED         AMOUNT GIVEN
  NAME OF OWNER       TITLE OF CLASS       BENEFICIALLY          IN COL. C
------------------   ----------------     --------------    --------------------

              Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 7. VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
        OFFICIALS.

              FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.


      COL. A              COL. B              COL. C               COL. D

                                                               PERCENTAGE OF
                                                             VOTING SECURITIES
                                                               REPRESENTED BY
                                           AMOUNT OWNED         AMOUNT GIVEN
  NAME OF OWNER       TITLE OF CLASS       BENEFICIALLY          IN COL. C
------------------   ----------------     --------------    --------------------


              Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 8. SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

              FURNISH THE FOLLOWING INFORMATION AS TO SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE TRUSTEE.

     COL. A            COL. B               COL. C                  COL. D

                    WHETHER THE          AMOUNT OWNED
                     SECURITIES      BENEFICIALLY OR HELD      PERCENT OF CLASS
                     ARE VOTING     AS COLLATERAL SECURITY      REPRESENTED BY
                    OR NONVOTING       FOR OBLIGATIONS           AMOUNT GIVEN
 TITLE OF CLASS      SECURITIES           IN DEFAULT              IN COL. C
----------------   --------------   ----------------------    ------------------

              Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 9. SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

              IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.


       COL. A            COL. B              COL. C                COL. D

                                          AMOUNT OWNED
                                      BENEFICIALLY OR HELD    PERCENT OF CLASS
                                     AS COLLATERAL SECURITY    REPRESENTED BY
 NAME OF ISSUER AND      AMOUNT        FOR OBLIGATIONS IN       AMOUNT GIVEN
   TITLE OF CLASS     OUTSTANDING      DEFAULT BY TRUSTEE        IN COL. C
-------------------- -------------   -----------------------  -----------------


              Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

              IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON:

       COL. A            COL. B              COL. C                COL. D

                                          AMOUNT OWNED
                                      BENEFICIALLY OR HELD    PERCENT OF CLASS
                                     AS COLLATERAL SECURITY    REPRESENTED BY
 NAME OF ISSUER AND      AMOUNT        FOR OBLIGATIONS IN       AMOUNT GIVEN
   TITLE OF CLASS     OUTSTANDING      DEFAULT BY TRUSTEE        IN COL. C
-------------------- -------------   -----------------------  -----------------


              Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

              IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

       COL. A            COL. B              COL. C                COL. D

                                          AMOUNT OWNED
                                      BENEFICIALLY OR HELD    PERCENT OF CLASS
                                     AS COLLATERAL SECURITY    REPRESENTED BY
 NAME OF ISSUER AND      AMOUNT        FOR OBLIGATIONS IN       AMOUNT GIVEN
   TITLE OF CLASS     OUTSTANDING      DEFAULT BY TRUSTEE        IN COL. C
-------------------- -------------   -----------------------  -----------------


              Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

              EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:


               COL. A                      COL. B                COL. C

              NATURE OF                    AMOUNT
            INDEBTEDNESS                 OUTSTANDING            DATE DUE
       ---------------------         ------------------      --------------

              Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 13. DEFAULTS BY THE OBLIGOR.

              (a) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

              There is not, nor has there been, a default with respect to the
securities under this indenture.   (See Note on Page 6.)

              (b) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

              There has not been a default under any such indenture or series. (See Note on Page 6.)

ITEM 14.      AFFILIATIONS WITH THE UNDERWRITERS.

              IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

              Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 15.      FOREIGN TRUSTEE.

              IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

              Not applicable.


ITEM 16.      LIST OF EXHIBITS.

              LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

       o1     --     A copy of the articles of association of the trustee as
                     now in effect.

       #2     --     A copy of the certificate of authority of the trustee to
                     commence business.

       *3     --     A copy of the authorization of the trustee to exercise
                     corporate trust powers.

     [ ]4     --     A copy of the existing by-laws of the trustee.

        5     --     Not applicable.

        6     --     The consent of the trustee required by Section 321(b) of
                     the Act.

        7     --     A copy of the latest report of condition of the trustee
                     published pursuant to law or the requirements of its supervising or examining authority.

        8     --     Not applicable.

        9     --     Not applicable.

--------------------

        o Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as an exhibit to the Form S-3 File No. 33-56195.

        # Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as an exhibit to the Form S-3 File No. 33-42814.

        * Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as an exhibit to the Form S-11 File No. 33-25132.

       [ ] Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as an exhibit to the Form S-3 File No. 33-65055.

                          -------------------------

                                      NOTE

       Inasmuch as this Form T-1 is filed prior to the ascertainment of all facts on which to base a responsive answer to Item 13, the answer to said Item is based on incomplete information. Such item may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                    SIGNATURE

              PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939, THE TRUSTEE, TEXAS COMMERCE BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE CITY OF HOUSTON AND STATE OF TEXAS, ON THE 20TH DAY OF DECEMBER, 1996.



                                         TEXAS COMMERCE BANK
                                         NATIONAL ASSOCIATION


                                         By:    /s/ Wayne Mentz
                                             ---------------------------------
                                                Wayne Mentz
                                                Assistant Vice
                                                President and Trust Officer

                                                                       Exhibit 6

                               CONSENT OF TRUSTEE


       Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issue of Enron Oil & Gas Company Debt Securities, we hereby consent that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                           TEXAS COMMERCE BANK NATIONAL
                                           ASSOCIATION




                                           By:    /s/ Wayne Mentz
                                              ----------------------------------
                                                  Wayne Mentz
                                                  Assistant Vice President and
                                                  Trust Officer


Dated: December 20, 1996

                                                                       Exhibit 7

                                                                         Board of Governors of the Federal Reserve System
                                                                         OMB Number: 7100-0036
                                                                         Federal Deposit Insurance Corporation
                                                                         OMB Number: 3064-0052
                                                                         Office of the Comptroller of the Currency
                                                                         OMB Number: 1557-0081
FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL                       Expires March 31, 1999
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                      [1]
[LOGO]                                                                   Please refer to page i,
                                                                         Table of Contents, for
                                                                         the required disclosure
                                                                         of estimated burden.
-------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES - FFIEC 031
                                                                        (960930)
REPORT AT THE CLOSE OF BUSINESS SEPTEMBER 30, 1996                     -----------
                                                                       (RCRI 9999)

This report is required by law: 12 U.S.C. Section 324 (State    This report form is to be filed by banks with
member banks); 12 U.S.C. Section 1817 (State nonmember          branches and consolidated subsidiaries in U.S.
banks); and 12 U.S.C. Section 161 (National banks).             territories and possessions, Edge or Agreement
                                                                subsidiaries, foreign branches, consolidated
                                                                foreign subsidiaries, or International Banking
                                                                Facilities.
-------------------------------------------------------------------------------------------------------------------------
NOTE: The Reports of Condition and Income must be signed by     The Reports of Condition and Income are to be
an authorized officer and the Report of Condition must be       prepared in accordance with Federal regulatory
attested to by not less than two directors (trustees) for       authority instructions. NOTE: These instructions may
State nonmember banks and three directors for State member      in some cases differ from generally accepted
and National banks.                                             accounting principles.

I, C. Richard Summers, EVP & Controller                         We, the undersigned directors (trustees), attest to
   --------------------------------------------------------     the correctness of this Report of Condition
   Name and Title of Officer Authorized to Sign Report          (including the supporting schedules) and declare that
                                                                it has been examined by us and to the best of our
of the named bank do hereby declare that these Reports of       knowledge and belief has been prepared in conformance
Condition and Income (including the supporting schedules)       with the instructions issued by the appropriate
have been prepared in conformance with the instructions         Federal regulatory authority and is true and correct.
issued by the appropriate Federal regulatory authority and
are true to the best of my knowledge and belief.                Marc J. Shapiro                   /s/ MARC J. SHAPIRO
                                                                -----------------------------------------------------
                                                                Director (Trustee)
/s/ C. RICHARD SUMMERS
-------------------------------------------------------------   Alan R. Buckwalter, III   /s/ ALAN R. BUCKWALTER, III
Signature of Officer Authorized to Sign Report                  -----------------------------------------------------
                                                                Director (Trustee)

  November 15, 1996                                             Robert C. Hunter                 /s/ ROBERT C. HUNTER
-------------------------------------------------------------   -----------------------------------------------------
Date of Signature                                               Director (Trustee)
---------------------------------------------------------------------------------------------------------------------
FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANKS: Return the original and one copy to the     NATIONAL BANKS: Return the original only in the
appropriate Federal Reserve District Bank.                      special return address envelope provided. If express
                                                                mail is used in lieu of the special return address
STATE NONMEMBER BANKS: Return the original only in the          envelope, return the original only to the FDIC, c/o
special return address envelope provided. If express mail is    Quality Data Systems, 2127 Espey Court, Suite 204,
used in lieu of the special return address envelope, return     Crofton, MD 21114.
the original only to the FDIC, c/o Quality Data Systems,
2127 Espey Court, Suite 204, Crofton, MD 21114.
-------------------------------------------------------------------------------------------------------------------------
FDIC Certificate Number 03263                                   CALL NO. 197                     31               09-30-96
                      -----------                               STBK: 48-3926                00373        STCERT: 48-03263
                      (RCRI 9050)                               TEXAS COMMERCE BANK NATIONAL ASSOCIA
                                                                712 MAIN STREET
                                                                HOUSTON, TX 77001

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                                                                                                            FFIEC 031
                                                                                                            Page i
                                                                                                               [2]

Consolidated Reports of Condition and Income for
A Bank With Domestic Offices

---------------------------------------------------------------------------------------------------------------------
TABLE OF CONTENTS

SIGNATURE PAGE                                          COVER   REPORT OF CONDITION
REPORT OF INCOME
Schedule RI-Income Statement  . . . . . . . . . .  RI-1, 2, 3   Schedule RC-Balance Sheet . . . . . . . . . . RC-1, 2
Schedule RI-A-Changes in Equity Capital . . . . . . . .  RI-4   Schedule RC-A-Cash and Balances Due
Schedule RI-B-Charge-offs and Recoveries and                      From Depository Institutions  . . . . . . . .  RC-3
  Changes in Allowance for Loan and Lease                       Schedule RC-B-Securities  . . . . . . . .  RC-3, 4, 5
  Losses  . . . . . . . . . . . . . . . . . . . . .   RI-4, 5   Schedule RC-C-Loans and Lease Financing
Schedule RI-C--Applicable Income Taxes by                         Receivables:
  Taxing Authority  . . . . . . . . . . . . . . . . . .  RI-5     Part I. Loans and Leases  . . . . . . . . . RC-6, 7
Schedule RI-D--Income from                                        Part II. Loans to Small Businesses and
  International Operations  . . . . . . . . . . . . . .  RI-6       Small Farms (included in the forms for
Schedule RI-E--Explanations  . . . . . . . . . . . .  RI-7, 8       June 30 only) . . . . . . . . . . . . . RC-7a, 7b
                                                                Schedule RC-D-Trading Assets and Liabilities
                                                                  (to be completed only by selected banks)  . .  RC-8
                                                                Schedule RC-E-Deposit Liabilities . . .  RC-9, 10, 11
                                                                Schedule RC-F-Other Assets  . . . . . . . . . . RC-11
                                                                Schedule RC-G-Other Liabilities . . . . . . . . RC-11
                                                                Schedule RC-H-Selected Balance Sheet Items
                                                                  for Domestic Offices  . . . . . . . . . . . . RC-12
                                                                Schedule RC-I-Selected Assets and Liabilities
Disclosure of Estimated Burden                                    of IBFs . . . . . . . . . . . . . . . . . . . RC-13
                                                                Schedule RC-K-Quarterly Averages  . . . . . . . RC-13
The estimated average burden associated with this               Schedule RC-L-Off-Balance Sheet
information collection is 32.2 hours per respondent and is        Items . . . . . . . . . . . . . . . . RC-14, 15, 16
estimated to vary from 15 to 230 hours per response,            Schedule RC-M-Memoranda . . . . . . . . . . RC-17, 18
depending on individual circumstances. Burden estimates         Schedule RC-N-Past Due and Nonaccrual
include the time for reviewing instructions, gathering and        Loans, Leases, and Other Assets . . . . . RC-19, 20
maintaining data in the required form, and completing the       Schedule RC-O-Other Data for Deposit
information collection, but exclude the time for compiling        Insurance Assessments . . . . . . . . . . RC-21, 22
and maintaining business records in the normal course of a      Schedule RC-R-Regulatory Capital  . . . . . RC-23, 24
respondent's activities. Comments concerning the accuracy of    Optional Narrative Statement Concerning the
this burden estimate and suggestions for reducing this            Amounts Reported in the Reports
burden should be directed to the Office of Information and        of Condition and Income . . . . . . . . . . . RC-25
Regulatory Affairs, Office of Management and Budget,
Washington, D.C. 20503, and to one of the following:            SPECIAL REPORT (TO BE COMPLETED BY ALL BANKS)

Secretary                                                       Schedule RC-J-Repricing Opportunities (sent only to
Board of Governors of the Federal Reserve System                  and to be completed only by savings banks)
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429

For information or assistance, National and State nonmember banks should contact the FDIC's Call Reports Analysis
Unit, 550 17th Street, NW, Washington D.C. 20429, toll free on (800) 688-FDIC (3342), Monday through Friday between
8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

Legal Title of Bank:     Texas Commerce Bank National Association      Call Date: 09/30/96        ST-BK: 48-3926       FFIEC  031
Address:                 P.O. Box 2558                                                                                 Page RI-1
City, State  Zip:        Houston, TX 77252-2558
FDIC Certificate No.:    03263

Consolidated Report of Income
For the period January 1, 1996 -- September 30, 1996

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI -- Income Statement

                                                                                                      -------
                                                                                                      I480 (-
                                                                                           ------------------
                                                              Dollar Amounts in Thousands  RIAD  Bil Mil Thou
-------------------------------------------------------------------------------------------------------------
1. Interest income:
   a. Interest and fee income on loans:
      (1) In domestic offices:
          (a) Loans secured by real estate...............................................  4011       162,118     1.a.(1)(a)
          (b) Loans to depository institutions...........................................  4019         1,920     1.a.(1)(b)
          (c) Loans to finance agricultural production and other loans to farmers........  4024         3,227     1.a.(1)(c)
          (d) Commercial and industrial loans............................................  4012       320,105     1.a.(1)(d)
          (e) Acceptances of other banks.................................................  4026             0     1.a.(1)(e)
          (f) Loans to individuals for household, family, and other personal expenditures:
              (1) Credit cards and related plans.........................................  4054        12,417     1.a.(1)(f)(1)
              (2) Other..................................................................  4055       147,975     1.a.(1)(f)(2)
          (g) Loans to foreign governments and official institutions.....................  4056         8,352     1.a.(1)(g)
          (h) Obligations (other than securities and leases) of states and political subdivisions in the U.S.:
              (1) Taxable obligations....................................................  4503             0     1.a.(1)(h)(1)
              (2) Tax-exempt obligations.................................................  4504           934     1.a.(1)(h)(2)
          (i) All other loans in domestic offices........................................  4058        56,706     1.a.(1)(i)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs..................  4059         6,456     1.a.(2)
   b. Income from lease financing receivables:
      (1) Taxable leases.................................................................  4505         7,761     1.b.(1)
      (2) Tax-exempt leases..............................................................  4307             0     1.b.(2)
   c. Interest income on balances due from depository institutions:(1)
      (1) In domestic offices............................................................  4105           191     1.c.(1)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs..................  4106             0     1.c.(2)
   d. Interest and dividend income on securities:
      (1) U.S. Treasury securities and U.S. Government agency and corporation
          obligations....................................................................  4027       201,740     1.d.(1)
      (2) Securities issued by states and political subdivisions in the U.S.:
          (a) Taxable securities.........................................................  4506            16     1.d.(2)(a)
          (b) Tax-exempt securities......................................................  4507            13     1.d.(2)(b)
      (3) Other domestic debt securities.................................................  3657           153     1.d.(3)
      (4) Foreign debt securities........................................................  3658             0     1.d.(4)
      (5) Equity securities (including investments in mutual funds)......................  3659         2,076     1.d.(5)
   e. Interest income from trading accounts..............................................  4069           234     1.e.
                                                                                           ------------------

---------------
(1) Includes interest income on time certificates of deposit not held for trading.

Legal Title of Bank:     Texas Commerce Bank National Association      Call Date: 09/30/96        ST-BK: 48-3926       FFIEC  031
Address:                 P.O. Box 2558                                                                                 Page RI-2
City, State  Zip:        Houston, TX 77252-2558
FDIC Certificate No.:    03263

Schedule RI--Continued

                                                                                   ------------------
                                                                                         Year-to-date
                                                                                   ------------------
                                                      Dollar Amounts in Thousands  RIAD  Bil Mil Thou
-----------------------------------------------------------------------------------------------------
 1.  Interest income (continued)
     f. Interest income on federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge
        and Agreement subsidiaries, and in IBFs..................................  4020        23,291     1.f
     g. Total interest income (sum of items 1.a through 1.f).....................  4107       955,685     1.g
 2.  Interest expense:
     a.   Interest on deposits:
          (1) Interest on deposits in domestic offices:
              (a) Transaction accounts (NOW accounts, ATS accounts, and telephone
                  and preauthorized transfer accounts)...........................  4508         4,087     2.a.(1)(a)
              (b) Nontransaction accounts:
                  (1) Money market deposit accounts (MMDAs)......................  4509        31,464     2.a.(1)(b)(1)
                  (2) Other savings deposits.....................................  4511        79,247     2.a.(1)(b)(2)
                  (3) Time certificates of deposit of $100,000 or more...........  4174        32,743     2.a.(1)(b)(3)
                  (4) All other time deposits....................................  4512        99,501     2.a.(1)(b)(4)
          (2) Interest on deposits in foreign offices, Edge and Agreement
              subsidiaries, and IBFs.............................................  4172        12,028     2.a.(2)
     b.   Expense of federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its
          Edge and Agreement subsidiaries, and in IBFs...........................  4180        41,799     2.b.
     c.   Interest on demand notes issued to the U.S. Treasury, trading
          liabilities, and other borrowed money..................................  4185        28,603     2.c.
     d.   Interest on mortgage indebtedness and obligations under
          capitalized leases.....................................................  4072         1,153     2.d.
     e.   Interest on subordinated notes and debentures..........................  4200        21,647     2.e.
     f.   Total interest expense (sum of items 2.a through 2.e)..................  4073       352,272     2.f.
  3. Net interest income (item 1.g minus 2.f)....................................                         RIAD 4074    603,413  3.
  4. Provisions:
     a.   Provision for loan and lease losses....................................                         RIAD 4230          0  4.a.
     b.   Provision for allocated transfer risk..................................                         RIAD 4243          0  4.b.
  5. Noninterest income:
     a.   Income from fiduciary activities.......................................  4070        87,616     5.a.
     b.   Service charges on deposit accounts in domestic offices................  4080       109,707     5.b.
     c.   Trading revenue (must equal Schedule RI, sum of Memorandum
          items 8.a through 8.d) ................................................  A220        16,425     5.c.
     d.   Other foreign transaction gains (losses)...............................  4076             0     5.d.
     e.   Not applicable
     f.   Other noninterest income:
          (1) Other fee income...................................................  5407        56,932     5.f.(1)
          (2) All other noninterest income*......................................  5408        38,133     5.f.(2)
     g.  Total noninterest income (sum of items 5.a through 5.f)................                          RIAD 4079    310,813  5.g.
  6. a.   Realized gains (losses) on held-to-maturity securities.................                         RIAD 3521          0  6.a.
     b.   Realized gains (losses) on available-for-sale securities...............                         RIAD 3196      5,860  6.b.
  7. Noninterest expense:
     a.   Salaries and employee benefits.........................................  4135       316,368     7.a.
     b.   Expenses of premises and fixed assets (net of rental income)
          (excluding salaries and employee benefits and mortgage interest).......  4217       114,364     7.b.
     c.   Other noninterest expense*.............................................  4092       169,895     7.c.
     d.   Total noninterest expense (sum of items 7.a through 7.c)...............                         RIAD 4093    600,627  7.d.
  8. Income (loss) before income taxes and extraordinary items and other
     adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)...                         RIAD 4301    319,459  8.
  9. Applicable income taxes (on item 8).........................................                         RIAD 4302    113,981  9.
 10. Income (loss) before extraordinary items and other adjustments
     (item 8 minus 9)............................................................                         RIAD 4300    205,478  10.
                                                                                   ------------------

---------------

*Describe on Schedule RI-E -- Explanations.

Legal Title of Bank:     Texas Commerce Bank National Association      Call Date: 09/30/96        ST-BK: 48-3926       FFIEC  031
Address:                 P.O. Box 2558                                                                                 Page RI-3
City, State  Zip:        Houston, TX 77252-2558
FDIC Certificate No.:    03263

Schedule RI--Continued

                                                                     --------------------
                                                                             Year-to-date
                                                                     --------------------
                                        Dollar Amounts in Thousands  RIAD    Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------------
 11. Extraordinary items and other adjustments:
     a.   Extraordinary items and other adjustments,
           gross of income taxes*..................................  4310               0     11.a.
     b.   Applicable income taxes (on item 11.a)*..................  4315               0     11.b.
     c.   Extraordinary items and other adjustments, net of income
           taxes (item 11.a minus 11.b)............................                           RIAD 4320        0     11.c
 12. Net income (loss) (sum of items 10 and 11.c)..................                           RIAD 4340  205,478     12.
                                                                     -------------------------------------------


                                                                                                       -------
                                                                                                       I481 (-
                                                                                        ----------------------
Memoranda                                                                                         Year-to-date
                                                                                        ----------------------
                                                         Dollar Amounts in Thousands    RIAD      Bil Mil Thou
--------------------------------------------------------------------------------------------------------------
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income
   tax purposes....................................................................     4513             150          M.1.
2. Income from the sale and servicing of mutual funds and annuities in domestic
   offices (included in Schedule RI, item 8).......................................     8431           9,418          M.2.
3. - 4 Not applicable
5. Number of full-time equivalent employees on payroll at end of current                              Number
   period (round to nearest whole number)..........................................     4150           8,746          M.5.
6. Not applicable
7. If the reporting bank has restated its balance sheet as a result of applying
   push down accounting this calendar year, report the date of the bank's                           MM DD YY
   acquisition.....................................................................     9106        00/00/00          M.7.
8. Trading revenue (from cash instruments and off-balance sheet derivative instruments) (sum of Memorandum items 8.a through 8.d must equal Schedule RI,
   item 5.e):                                                                                   Bil Mil Thou
   a. Interest rate exposures......................................................     8757           8,018          M.8.a.
   b. Foreign exchange exposures...................................................     8758          10,407          M.8.b.
   c. Equity security and index exposures..........................................     8759               0          M.8.c.
   d. Commodity and other exposures................................................     8760               0          M.8.d.
9. Impact on income of off-balance sheet derivatives held for purposes other than trading:
   a. Net increase (decrease) to interest income...................................     8761          10,370          M.9.a.
   b. Net (increase) decrease to interest expense..................................     8762          (1,720)         M.9.b.
   c. Other (noninterest) allocations..............................................     8763             223          M.9.c.
10.Credit losses on off-balance sheet derivatives (see instructions)...............     A251               0          M.10.
                                                                                        ----------------------

------------
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:     Texas Commerce Bank National Association      Call Date: 09/30/96        ST-BK: 48-3926       FFIEC  031
Address:                 P.O. Box 2558                                                                                 Page RI-4
City, State  Zip:        Houston, TX 77252-2558
FDIC Certificate No.:    03263


Schedule RI-A -- Changes in Equity Capital

Indicate decreases and losses in parentheses.

                                                                                                    -------
                                                                                                    I483 (-
                                                                                         ------------------
                                                           Dollar Amounts in Thousands   RIAD  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------
 1. Total equity capital originally reported in the December 31, 1995, Reports of
    Condition and Income..............................................................   3215     1,596,159         1.
 2. Equity capital adjustments from amended Reports of Income, net*...................   3216             0         2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2)..............   3217     1,596,159         3.
 4. Net income (loss) (must equal Schedule RI, item 12)...............................   4340       205,478         4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net................   4346             0         5.
 6. Changes incident to business combinations, net....................................   4356             0         6.
 7. LESS: Cash dividends declared on preferred stock..................................   4470             0         7.
 8. LESS: Cash dividends declared on common stock.....................................   4460       100,000         8.
 9. Cumulative effect of changes in accounting principles from prior years* (see
    instructions for this schedule)...................................................   4411             0         9.
10. Corrections of material accounting errors from prior years* (see instructions
    for this schedule)................................................................   4412             0        10.
11. Change in net unrealized holding gains (losses) on available-for-sale
    securities........................................................................   8433       (52,837)       11.
12. Foreign currency translation adjustments..........................................   4414             0        12.
13. Other transactions with parent holding company* (not included in items 5, 7, or
    8 above)..........................................................................   4415             0        13.
14. Total equity capital end of current period (sum of items 3 through 13) (must
    equal Schedule RC, item 28).......................................................   3210     1,648,800        14.
                                                                                         ------------------

---------------

* Describe on Schedule RI-E -- Explanations.

Schedule RI-B -- Charge-offs and Recoveries and Changes in Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                                                       --------
                                                                                                       I486  (-
                                                                         --------------------------------------
                                                                           (Column A)               (Column B)
                                                                          Charge-offs               Recoveries
                                                                         --------------------------------------
                                                                                  Calendar year-to-date
                                                                         --------------------------------------
                                            Dollar Amounts in Thousands  RIAD  Bil Mil Thou  RIAD  Bil Mil Thou
---------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:
   a. To U.S. addressees (domicile)....................................  4651         3,432   4661        3,764     1.a.
   b. To non-U.S. addressees (domicile)................................  4652             0   4662            0     1.b.
2. Loans to depository institutions and acceptances of other banks:
   a. To U.S. banks and other U.S. depository institutions.............  4653             0   4663            0     2.a.
   b. To foreign banks.................................................  4654             0   4664            0     2.b.
3. Loans to finance agricultural production and other loans to
   farmers.............................................................  4655         1,290   4665            5     3.
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile)....................................  4645        27,600   4617        2,461     4.a.
   b. To non-U.S. addressees (domicile)................................  4646             0   4618            0     4.b.
5. Loans to individuals for household, family, and other personal expenditures:
   a. Credit cards and related plans...................................  4656         2,846   4666          292     5.a.
   b. Other (includes single payment, installment, and all student
      loans)...........................................................  4657        24,415   4667        7,552     5.b.
6. Loans to foreign governments and official institutions..............  4643             0   4627            5     6.
7. All other loans.....................................................  4644         1,013   4628        1,460     7.
8. Lease financing receivables:
   a. Of U.S. addressees (domicile)....................................  4658             0   4668            0     8.a.
   b. Of non-U.S. addressees (domicile)................................  4659             0   4669            0     8.b.
9. Total (sum of items 1 through 8)....................................  4635        60,596   4605       15,539     9.
                                                                         --------------------------------------


Legal Title of Bank:     Texas Commerce Bank National Association      Call Date: 09/30/96        ST-BK: 48-3926       FFIEC  031
Address:                 P.O. Box 2558                                                                                 Page RI-5
City, State  Zip:        Houston, TX 77252-2558
FDIC Certificate No.:    03263

Schedule RI-B -- Continued

Part I. Continued

Memoranda

                                                                            ------------------------------------
                                                                              (Column A)           (Column B)
                                                                             Charge-offs           Recoveries
                                                                            ------------------------------------
                                                                                     Calendar year-to-date
                                                                            ------------------------------------
                                               Dollar Amounts in Thousands  RIAD Bil Mil Thou  RIAD Bil Mil Thou
----------------------------------------------------------------------------------------------------------------
1-3.  Not applicable.
4.    Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in
      Schedule RI-B, part I, items 4 and 7, above.........................  5409         0     5410           79     M.4.
5.    Loans secured by real estate in domestic offices (included in
      Schedule RI-B, part I, item 1, above):
      a. Construction and land development................................  3582       450     3583          336     M.5.a.
      b. Secured by farmland..............................................  3584         0     3585            0     M.5.b.
      c. Secured by 1-4 family residential properties:
         (1) Revolving, open-end loans secured by 1-4 family residential
             properties and extended under lines of credit................  5411         0     5412            0     M.5.c.(1)
         (2) All other loans secured by 1-4 family residential
             properties...................................................  5413     1,513     5414          462     M.5.c.(2)
      d. Secured by multifamily (5 or more) residential properties........  3588         0     3589           57     M.5.d.
      e. Secured by nonfarm nonresidential properties.....................  3590     1,469     3591        2,909     M.5.e.
                                                                            ------------------------------------

Part II. Changes in Allowance for Loan and Lease Losses

                                                                                                  -----------------
                                                                     Dollar Amounts in Thousands  RIAD Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------
1. Balance originally reported in the December 31, 1995, Reports of Condition and Income........  3124      290,221     1.
2. Recoveries (must equal part I, item 9, column B above).......................................  4605       15,539     2.
3. LESS: Charge-offs (must equal part I, item 9, column A above)................................  4635       60,596     3.
4. Provision for loan and lease losses (must equal Schedule RI, item 4.a).......................  4230            0     4.
5. Adjustments* (see instructions for this schedule)............................................  4815            0     5.
6. Balance end of current period (sum of items 1 through 5) (must equal Schedule RC,
   item 4.b)....................................................................................  3123      245,164     6.
                                                                                                  -----------------

--------------
*Describe on Schedule RI-E -- Explanations.

Schedule RI-C -- Applicable Income Taxes by Taxing Authority


                                                                                                        -----------
Schedule RI-C is to be reported with the December Report of Income.                                         I489         (-
                                                                                                  -----------------
                                                                     Dollar Amounts in Thousands  RIAD Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------
1. Federal......................................................................................  4780          N/A      1.
2. State and local..............................................................................  4790          N/A      2.
3. Foreign......................................................................................  4795          N/A      3.
4. Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9 and 11.b)...........  4770          N/A      4.
5. Deferred portion of item 4................................................. RIAD 4772     N/A                         5.
                                                                                                  -----------------

Legal Title of Bank:     Texas Commerce Bank National Association      Call Date: 09/30/96        ST-BK: 48-3926       FFIEC  031
Address:                 P.O. Box 2558                                                                                 Page RI-6
City, State  Zip:        Houston, TX 77252-2558
FDIC Certificate No.:    03263


Schedule RI-D--Income from International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

Part I. Estimated Income from International Operations


                                                                                                                     -------
                                                                                                                     I492 (-
                                                                                                   -------------------------
                                                                                                          Year-to-date
                                                                                                   -------------------------
                                                                      Dollar Amounts in Thousands  RIAD         Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------------
1. Interest income and expense booked at foreign offices, Edge and Agreement
   Subsidiaries, and IBFs:
   a. Interest income booked ....................................................................  4837                  N/A    1.a.
   b. Interest expense booked ...................................................................  4838                  N/A    1.b.
   c. Net interest income booked at foreign offices, Edge and Agreement subsidiaries,
      and IBFs (item 1.a minus 1.b) .............................................................  4839                  N/A    1.c.
2. Adjustments for booking location of international operations:
   a. Net interest income attributable to international operations booked at domestic offices ...  4840                  N/A    2.a.
   b. Net interest income attributable to domestic business booked at foreign offices ...........  4841                  N/A    2.b.
   c. Net booking location adjustment (item 2.a minus 2.b) ......................................  4842                  N/A    2.c.
3. Noninterest income and expense attributable to international operations:
   a. Noninterest income attributable to international operations ...............................  4097                  N/A    3.a.
   b. Provision for lean and lease losses attributable to international operations ..............  4235                  N/A    3.b.
   c. Other noninterest expense attributable to international operations ........................  4239                  N/A    3.c.
   d. Net noninterest income (expense) attributable to international operations (item 3.a minus
      3.b and 3.c)...............................................................................  4843                  N/A    3.d.
4. Estimated pretax income attributable to international operations before capital allocation
   adjustment (sum of items 1.c, 2.c, and 3.d) ..................................................  4844                  N/A    4.
5. Adjustment to pretax income for internal allocations to international operations to reflect
   the effects of equity capital on overall bank funding costs ..................................  4845                  N/A    5.
6. Estimated pretax income attributable to international operations after capital allocation
   adjustment (sum of items 4 and 5) ............................................................  4846                  N/A    6.
7. Income taxes attributable to income from international operations as estimated in Item 6 .....  4797                  N/A    7.
8. Estimated net income attributable to international operations (item 6 minus 7) ...............  4341                  N/A    8.
                                                                                                   -------------------------

Memoranda

                                                                                                   --------------------------
                                                                      Dollar Amounts in Thousands  RIAD          Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------------
1. Intracompany interest income included in item 1.a above ......................................  4847                  N/A    M.1.
2. Intracompany interest expense included in item 1.b above .....................................  4848                  N/A    M.2.
                                                                                                   --------------------------

Part II. Supplementary Details on Income from International Operations Required by the Departments of Commerce and Treasury for Purposes of the U.S. International Accounts and the U.S. National Income and Product Accounts


                                                                                                   --------------------------
                                                                                                          Year-to-date
                                                                                                   --------------------------
                                                                      Dollar Amounts in Thousands  RIAD          Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------------
1. Interest income booked at IBFs ...............................................................  4849                  N/A    1.
2. Interest expense booked at IBFs...............................................................  4850                  N/A    2.
3. Noninterest income attributable to international operations booked at domestic offices
   (excluding IBFs):
   a. Gains (losses) and extraordinary items ....................................................  5491                  N/A    3.a.
   b. Fees and other noninterest income .........................................................  5492                  N/A    3.b.
4. Provision for loan and lease losses attributable to international operations booked at
   domestic offices (excluding IBFs) ............................................................  4852                  N/A    4.
5. Other noninterest expense attributable to international operations booked at domestic
   offices (excluding IBFs) .....................................................................  4853                  N/A    5.
                                                                                                   --------------------------

Legal Title of Bank:     Texas Commerce Bank National Association      Call Date: 09/30/96        ST-BK: 48-3926       FFIEC  031
Address:                 P.O. Box 2558                                                                                 Page RI-7
City, State  Zip:        Houston, TX 77252-2558
FDIC Certificate No.:    03263


Schedule RI-E -- Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)


                                                                                                   -------
                                                                                                   I495 (-
                                                                                         -----------------
                                                                                           Year-to-date
                                                                                         -----------------
                                                            Dollar Amounts in Thousands  RIAD Bil Mil Thou
----------------------------------------------------------------------------------------------------------
1.  All other noninterest income (from Schedule RI, item 5.f.(2))
    Report amounts that exceed 10% of Schedule RI, item 5.f.(2):
    a. Net gains on other real estate owned............................................  5415        6,122       1.a.
    b. Net gains on sales of loans.....................................................  5416        9,008       1.b.
    c. Net gains on sales of premises and fixed assets.................................  5417            0       1.c.
    Itemize and describe the three largest other amounts that exceed 10% of Schedule
    RI, item 5.f.(2):
    d. TEXT 4461: CHECK PRINTING INCOME................................................  4461        7,791       1.d.
    e. TEXT 4462: .....................................................................  4462       11,629       1.e.
    f. TEXT 4463: .....................................................................  4463                    1.f.
2. Other noninterest expense (from Schedule RI, item 7.c):
   a.  Amortization expense of intangible assets.......................................  4531       33,616       2.a.
   Report amounts that exceed 10% of Schedule RI, item 7.c:
   b.  Net losses on other real estate owned...........................................  5418            0       2.b.
   c.  Net losses on sales of loans....................................................  5419            0       2.c.
   d.  Net losses on sales of premises and fixed assets................................  5420            0       2.d.
   Itemize and describe the three largest other amounts that exceed 10% of Schedule
   RI, item 7.c:
   e.  TEXT 4464: .....................................................................  4464                    2.e.
   f.  TEXT 4467: .....................................................................  4467                    2.f.
   g.  TEXT 4468: .....................................................................  4468                    2.g.
3. Extraordinary items and other adjustments (from Schedule RI, item 11.a) and applicable income tax effect (from Schedule RI, item 11.b) (itemize and describe all extraordinary items and other adjustments):
   a. (1) TEXT 4469: ..................................................................  4469                    3.a.(1)
      (2) Applicable income tax effect..................... RIAD 4486                                            3.a.(2)
   b. (1) TEXT 4487: ..................................................................  4487                    3.b.(1)
      (2) Applicable income tax effect..................... RIAD 4488                                            3.b.(2)
   c. (1) TEXT 4489: ..................................................................  4489                    3.c.(1)
      (2) Applicable income tax effect..................... RIAD 4491                                            3.c.(2)
4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2) (itemize and describe all adjustments):
   a.  TEXT 4492: .....................................................................  4492                    4.a.
   b.  TEXT 4493: .....................................................................  4493                    4.b.
5. Cumulative effect of changes in accounting principles from prior years (from
   Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):
   a.  TEXT 4494: .....................................................................  4494                    5.a.
   b.  TEXT 4495: .....................................................................  4495                    5.b.
6. Corrections of material accounting errors from prior years (from Schedule RI-A, item 10) (itemize and describe all corrections):
   a.  TEXT 4496: .....................................................................  4496                    6.a.
   b.  TEXT 4497: .....................................................................  4497                    6.b.
                                                                                         -----------------

Legal Title of Bank:     Texas Commerce Bank National Association      Call Date: 09/30/96        ST-BK: 48-3926       FFIEC  031
Address:                 P.O. Box 2558                                                                                 Page RI-8
City, State  Zip:        Houston, TX 77252-2558
FDIC Certificate No.:    03263


Schedule RI-E -- Continued

                                                                                           -------------------
                                                                                               Year-to-date
                                                                                           -------------------
                                                              Dollar Amounts in Thousands  RIAD   Bil Mil Thou
--------------------------------------------------------------------------------------------------------------
7. Other transactions with parent holding company (from Schedule RI-A, item 13)
   (itemize and describe all such transactions):
   a.  TEXT 4498: .......................................................................  4498                        7.a
   b.  TEXT 4499: .......................................................................  4499                        7.b
8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part
   II, item 5) (itemize and describe all adjustments):
   a.  TEXT 4521: .......................................................................  4521                        8.a
   b.  TEXT 4522: .......................................................................  4522                        8.b
                                                                                           -------------------
                                                                                              I498        I499          (-
                                                                                           -------------------
9. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of
   Income):
   No comment:  / /   (RIAD 4769)
   Other explanations (please type or print clearly):
   (TEXT 4769)


Legal Title of Bank:     Texas Commerce Bank National Association      Call Date: 09/30/96        ST-BK: 48-3926       FFIEC  031
Address:                 P.O. Box 2558                                                                                 Page RC-1
City, State  Zip:        Houston, TX 77252-2558
FDIC Certificate No.:    03263

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for September 30, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC -- Balance Sheet

                                                                                                               -------
                                                                                                               C400 (-
                                                                                                    ------------------
                                                                     Dollar Amounts in Thousands    RCFD Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------
ASSETS
  1. Cash and balances due from depository institutions (from Schedule RC-A):
     a.   Noninterest-bearing balances and currency and coin(1).................................    0081    2,254,105     1.a.
     b.   Interest bearing balances(2)..........................................................    0071        5,108     1.b.
  2. Securities:
     a.   Held-to-maturity securities (from Schedule RC-B, column A)............................    1754      562,182     2.a.
     b.   Available-for-sale securities (from Schedule RC-B, column D)..........................    1773    3,628,762     2.b.
  3. Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
     a.   Federal funds sold....................................................................    0276    1,920,175     3.a.
     b.   Securities purchased under agreements to resell.......................................    0277       16,624     3.b.
  4. Loans and lease financing receivables:
     a.   Loans and leases, net of unearned income (from Schedule RC-C)... RCFD 2122  12,271,297                          4.a.
     b.   LESS: Allowance for loan and lease losses....................... RCFD 3123     245,164                          4.b.
     c.   LESS: Allocated transfer risk reserve........................... RCFD 3128           0                          4.c.
     d.   Loans and leases, net of unearned income, allowance,
          and reserve (item 4.a minus 4.b and 4.c)..............................................    2125   12,026,133     4.d.
  5. Trading assets (from Schedule RC-D)........................................................    3545       22,296     5.
  6. Premises and fixed assets (including capitalized leases)...................................    2145      555,404     6.
  7. Other real estate owned (from Schedule RC-M)...............................................    2150       14,977     7.
  8. Investments in unconsolidated subsidiaries and associated companies (from Schedule
     RC-M)......................................................................................    2130            0     8.
  9. Customers' liability to this bank on acceptances outstanding...............................    2155        8,162     9.
 10. Intangible assets (from Schedule RC-M).....................................................    2143      431,465    10.
 11. Other assets (from Schedule RC-F)..........................................................    2160      366,998    11.
 12. Total assets (sum of items 1 through 11)...................................................    2170   21,812,391    12.
                                                                                                    ------------------

---------------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

Legal Title of Bank:     Texas Commerce Bank National Association      Call Date: 09/30/96        ST-BK: 48-3926       FFIEC  031
Address:                 P.O. Box 2558                                                                                 Page RC-1
City, State  Zip:        Houston, TX 77252-2558
FDIC Certificate No.:    03263

SCHEDULE RC -- CONTINUED

                                                                                      -----------------------
                                                         Dollar Amounts in Thousands             Bil Mil Thou
-------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C from
       Schedule RC-E, part I).......................................................  RCON 2200    16,081,065     13.a.
        (1) Noninterest-bearing(1).......................... RCON 6631    6,799,936                               13.a.(1)
        (2) Interest-bearing................................ RCON 6636    9,281,129                               13.a.(2)
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs
        from Schedule RC-E, part II)................................................  RCFN 2200       520,669     13.b.
        (1) Noninterest-bearing............................. RCFN 6631             0                              13.b.(1)
        (2) Interest-bearing................................ RCFN 6636      520,669                               13.b.(2)
14.  Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
     a. Federal funds purchased.....................................................  RCFD 0278       241,848     14.a.
     b. Securities sold under agreements to repurchase..............................  RCFD 0279       621,475     14.b.
15.  a. Demand notes issued to the U.S. Treasury....................................  RCON 2840     2,049,072     15.a.
     b. Trading liabilities (from Schedule RC-D)....................................  RCFD 3548        17,169     15.b.
16.  Other borrowed money:
     a. With a remaining maturity of one year or less...............................  RCFD 2332        28,114     16.a.
     b. With a remaining maturity of more than one year.............................  RCFD 2333            96     16.b.
17.  Mortgage indebtedness and obligations under capitalized leases.................  RCFD 2910        26,186     17.
18.  Bank's liability on acceptances executed and outstanding.......................  RCFD 2920         8,162     18.
19.  Subordinated notes and debentures..............................................  RCFD 3200       345,000     19.
20.  Other liabilities (from Schedule RC-G).........................................  RCFD 2930       224,735     20.
21.  Total liabilities (sum of items 13 through 20).................................  RCFD 2948    20,163,591     21.
22.  Limited-life preferred stock and related surplus...............................  RCFD 3282             0     22.
EQUITY CAPITAL
23.  Perpetual preferred stock and related surplus..................................  RCFD 3838             0     23.
24.  Common stock...................................................................  RCFD 3230       612,893     24.
25.  Surplus (exclude all surplus related to preferred stock).......................  RCFD 3839       924,675     25.
26.  a. Undivided profits and capital reserves......................................  RCFD 3632       175,828     26.a.
     b. Net unrealized holding gains (losses) on available-for-sale securities......  RCFD 8434       (64,596)    26.b.
27.  Cumulative foreign currency translation adjustments............................  RCFD 3284             0     27.
28.  Total equity capital (sum of items 23 through 27)..............................  RCFD 3210     1,648,800     28.
29.  Total liabilities, limited-life preferred stock, and equity capital (sum of
     items 21, 22 and 28)...........................................................  RCFD 3300    21,812,391     29.
                                                                                      -----------------------

MEMORANDUM
To be reported only with the March Report of Condition.
 1. Indicate in the box at the right the number of the statement below that best
    describes the most comprehensive level of auditing work performed for the bank                     Number
    by independent external auditors as of any date during 1995.....................  RCFD 6724           N/A     M.1.
                                                                                      -----------------------

1 - Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 - Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 - Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4 - Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)
5 - Review of the bank's financial statements by external auditors
6 - Compilation of the bank's financial statements by external auditors
7 - Other audit procedures (excluding tax preparation work)
8 - No external audit work

---------------

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

Legal Title of Bank:     Texas Commerce Bank National Association      Call Date: 09/30/96        ST-BK: 48-3926       FFIEC  031
Address:                 P.O. Box 2558                                                                                 Page RC-3
City, State  Zip:        Houston, TX 77252-2558
FDIC Certificate No.:    03263

Schedule RC-A -- Cash and Balances Due From Depository Institutions

Exclude assets held for trading.

                                                                                                              -------
                                                                                                              C405 (-
                                                                          -------------------------------------------
                                                                                (Column A)              (Column B)
                                                                               Consolidated              Domestic
                                                                                   Bank                  Offices
                                                                          -------------------------------------------
                                             Dollar Amounts in Thousands  RCFD   Bil Mil Thou      RCON  Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------
1. Cash items in process of collection, unposted debits, and
   currency and coin....................................................  0022      2,067,673                             1.
   a. Cash items in process of collection and unposted debits...........                           0020     1,750,374     1.a.
   b. Currency and coin.................................................                           0080       317,299    1.b.
2. Balances due from depository institutions in the U.S.................                           0082        38,897     2.
   a. U.S. branches and agencies of foreign banks
      (including their IBFs)............................................  0083          5,008                             2.a.
   b. Other commercial banks in the U.S. and other depository
      institutions in the U.S (including their IBFs)....................  0085         33,889                             2.b.
3. Balances due from banks in foreign countries and foreign central
   banks................................................................                           0070        11,728     3.
   a. Foreign branches of other U.S. banks..............................  0073          1,022                             3.a.
   b. Other banks in foreign countries and foreign central banks........  0074         10,711                             3.b.
4. Balances due from Federal Reserve Banks..............................  0090        140,910      0090       140,910     4.
5. Total (sum of items 1 through 4) (total of column A must equal
   Schedule RC, sum of items 1.a and 1.b)...............................  0010      2,259,213      0010     2,259,208     5.
                                                                          -------------------------------------------

Memorandum

                                                                                                   ------------------
                                                                      Dollar Amounts in Thousands  RCON  Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------
1. Noninterest-bearing balances due from commercial banks in the U.S. (included in item
   2, column B above)............................................................................  0050        33,789     M.1.
                                                                                                   ------------------

Schedule RC-B -- Securities

Exclude assets held for trading.

                                                                                                           ---------
                                                                                                             C410 (-
                                       -----------------------------------------------------------------------------
                                                 Held-to-maturity                        Available-for-sale
                                       -----------------------------------------------------------------------------
                                          (Column A)           (Column B)         (Column C)          (Column D)
                                        Amortized Cost         Fair Value       Amortized Cost       Fair Value(1)
                                       -----------------------------------------------------------------------------
          Dollar Amounts in Thousands  RCFD Bil Mil Thou   RCFD Bil Mil Thou    RCFD Bil Mil Thou  RCFD Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------
1. U.S. Treasury securities..........  0211      17,974     0213     17,966     1286      859,701  1287      845,467      1.
2. U.S. Government agency and
   corporation obligations (exclude
   mortgage-backed securities):
   a. Issued by U.S. Government
      agencies(2)....................  1289           0     1290          0     1291            0  1293            0      2.a.
   b. Issued by U.S. Government-
      sponsored agencies(3)..........  1294          36     1295         91     1297            0  1298            0      2.b.
                                       -----------------------------------------------------------------------------

---------------

(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.

(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.

(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

Legal Title of Bank:     Texas Commerce Bank National Association      Call Date: 09/30/96        ST-BK: 48-3926       FFIEC  031
Address:                 P.O. Box 2558                                                                                 Page RC-4
City, State  Zip:        Houston, TX 77252-2558
FDIC Certificate No.:    03263

Schedule RC-B -- Continued

                                                       -----------------------------------------------------------------------
                                                               Held-to-maturity                      Available-for-sale
                                                       -----------------------------------------------------------------------
                                                         (Column A)          (Column B)          (Column C)      (Column D)
                                                       Amortized Cost        Fair Value        Amortized Cost   Fair Value(1)
                                                       -----------------------------------------------------------------------
                          Dollar Amounts in Thousands  RCFD Bil Mil Thou RCFD Bil Mil Thou RCFD Bil Mil Thou RCFD Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------------
3. Securities issued by states and political
   subdivisions in the U.S.:
   a. General obligations............................. 1676       244    1677         245  1678           0  1679         0  3.a.
   b. Revenue obligations............................. 1681        40    1686          40  1690           0  1691         0  3.b.
   c. Industrial development and similar obligations.. 1694         0    1695           0  1696           0  1697         0  3.c.
4. Mortgage-backed securities (MBS):
   a. Pass-through securities:
      (1) Guaranteed by GNMA.......................... 1698         0    1699           0  1701   1,242,861  1702 1,241,839  4.a.(1)
      (2) Issued by FNMA and FHLMC.................... 1703   543,888    1705     538,102  1706   1,265,214  1707 1,244,369  4.a.(2)
      (3) Other pass-through securities............... 1709         0    1710           0  1711           0  1713         0  4.a.(3)
   b. Other mortgage-backed securities (include CMOs,
      REMICs, and stripped MBS):
      (1) Issued or guaranteed by FNMA,
          FHLMC, or GNMA.............................. 1714         0    1715           0  1716     249,378  1717   247,894  4.b.(1)
      (2) Collateralized by MBS issued or guaranteed
          by FNMA, FHLMC, or GNMA..................... 1718         0    1719           0  1731       3,026  1732     3,066  4.b.(2)
      (3) All other mortgage-backed securities........ 1733         0    1734           0  1735           0  1736         0  4.b.(3)
5. Other debt securities:
   a. Other domestic debt securities.................. 1737         0    1738           0  1739           0  1741         0  5.a.
   b. Foreign debt securities......................... 1742         0    1743           0  1744           0  1746         0  5.b.
6. Equity securities:
   a. Investments in mutual funds.....................                                     1747           0  1748         0  6.a.
   b. Other equity securities with readily
       determinable fair values.......................                                     1749           0  1751         0  6.b.
   c. All other equity securities(1)..................                                     1752      46,127  1753    46,127  6.c.
7. Total (sum of items 1 through 6) (total of column
   A must equal Schedule RC, item 2.a) (total of
   column D must equal Schedule RC, item 2.b)......... 1754   562,182    1771     556,444  1772   3,666,307  1773 3,628,762  7.
                                                       --------------------------------------------------------------------

-----------------

(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.

Legal Title of Bank:     Texas Commerce Bank National Association      Call Date: 09/30/96        ST-BK: 48-3926       FFIEC  031
Address:                 P.O. Box 2558                                                                                 Page RC-5
City, State  Zip:        Houston, TX 77252-2558
FDIC Certificate No.:    03263

Schedule RC-B -- Continued

                                                                                                    -------
Memoranda                                                                                           C412 (-
                                                                                       --------------------
                                                          Dollar Amounts in Thousands  RCFD   Bil Mil Thou
----------------------------------------------------------------------------------------------------------
1.   Pledged securities(2)...........................................................  0416      2,160,864       M.1
2.   Maturity and repricing data for debt securities (2), (3), (4) (excluding those in nonaccrual status):
     a. Fixed rate debt securities with a remaining maturity of:
        (1) Three months or less...................................................    0343        244,097       M.2.a.(1)
        (2) Over three months through 12 months....................................    0344         11,513       M.2.a.(2)
        (3) Over one year through five years.......................................    0345      1,254,160       M.2.a.(3)
        (4) Over five years........................................................    0346      2,382,578       M.2.a.(4)
        (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1)
            through 2.a.(4)........................................................    0347      3,892,348       M.2.a.(5)
     b. Floating rate debt securities with a repricing frequency of:
        (1) Quarterly or more frequently...........................................    4544        252,469       M.2.b.(1)
        (2) Annually or more frequently, but less frequently than quarterly........    4545              0       M.2.b.(2)
        (3) Every five years or more frequently, but less frequently than
            annually...............................................................    4551              0       M.2.b.(3)
        (4) Less frequently than every five years..................................    4552              0       M.2.b.(4)
        (5) Total floating rate debt securities (sum of Memorandum items 2.b.(1)
            through 2.b.(4)........................................................    4553        252,469       M.2.b.(5)
     c. Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal total debt securities from Schedule RC-B, sum of items 1 through 5, columns A and D, minus nonaccrual debt securities included in
        Schedule RC-N, item 9, column C)...........................................    0393      4,144,817       M.2.c.
3.   Not applicable
4.   Held-to-maturity debt securities restructured and in compliance with modified
     terms (included in Schedule RC-B, items 3 through 5, column A, above).........    5365              0       M.4.
5.   Not applicable
6.   Floating rate debt securities with a remaining maturity of one year or less(2),
     (4) (included in Memorandum items 2.b.(1) through 2.b.(4) above...............    5519              0       M.6.
7.   Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date
     (report the amortized cost at date of sale or transfer).......................    1778              0       M.7.
8.   High-risk mortgage securities (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, item 4.b):
     a. Amortized cost.............................................................    8780              0       M.8.a.
     b. Fair value.................................................................    8781              0       M.8.b.
9.   Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, and 5):
     a. Amortized cost.............................................................    8782              0       M.9.a.
     b. Fair value.................................................................    8783              0       M.9.b.
                                                                                       -------------------

---------------

(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.

(3) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.

(4) Memorandum items 2 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

Legal Title of Bank:     Texas Commerce Bank National Association      Call Date: 09/30/96        ST-BK: 48-3926       FFIEC  031
Address:                 P.O. Box 2558                                                                                 Page RC-6
City, State  Zip:        Houston, TX 77252-2558
FDIC Certificate No.:    03263

Schedule RC-C -- Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading.

                                                                                                                -------
                                                                                                                C415 (-
                                                                                     ----------------------------------
                                                                                        (Column A)        (Column B)
                                                                                       Consolidated        Domestic
                                                                                           Bank             Offices
                                                                                     ----------------------------------
                                                        Dollar Amounts in Thousands  RCFD Bil Mil Thou RCON Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
 1. Loans secured by real estate...................................................  1410  2,517,276                      1.
    a. Construction and land development...........................................                    1415     481,236   1.a.
    b. Secured by farmland (including farm residential and other improvements).....                    1420      17,774   1.b.
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family residential properties
           and extended under lines of credit......................................                    1797           0   1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:
           (a) Secured by first liens..............................................                    5367     802,488   1.c.(2)(a)
           (b) Secured by junior liens.............................................                    5368     303,275   1.c.(2)(b)
    d. Secured by multifamily (5 or more) residential properties...................                    1460     158,758   1.d.
    e. Secured by nonfarm nonresidential properties................................                    1480     753,745   1.e.
 2. Loans to depository institutions:
    a. To commercial banks in the U.S..............................................                    1505       1,419   2.a.
       (1) To U.S. branches and agencies of foreign banks..........................  1506          0                      2.a.(1)
       (2) To other commercial banks in the U.S....................................  1507      1,419                      2.a.(2)
    b. To other depository institutions in the U.S.................................  1517        210   1517         210   2.b.
    c. To banks in foreign countries...............................................                    1510       7,284   2.c.
       (1) To foreign branches of other U.S. banks.................................  1513          0                      2.c.(1)
       (2) To other banks in foreign countries.....................................  1516     10,284                      2.c.(2)
 3. Loans to finance agricultural production and other loans to farmers............  1590     37,301   1590      37,301   3.
 4. Commercial and industrial loans:
    a. To U.S. addressees (domicile)...............................................  1763  5,552,062   1763    5,515,953  4.a.
    b. To non-U.S. addressees (domicile)...........................................  1764    197,916   1764      127,802  4.b.
 5. Acceptances of other banks:
    a. Of U.S. banks...............................................................  1756          0   1756            0  5.a.
    b. Of foreign banks............................................................  1757          0   1757            0  5.b.
 6. Loans to individuals for household, family, and other personal expenditures
    (i.e., consumer loans) (includes purchased paper)..............................                    1975    2,540,392  6.
    a. Credit cards and related plans (includes check credit and other revolving
       credit plans)...............................................................  2008    130,467                      6.a.
    b. Other (includes single payment, installment, and all student loans).........  2011  2,409,925                      6.b.
 7. Loans to foreign governments and official institutions (including foreign
    central banks).................................................................  2081    163,506   2081      158,083  7.
 8. Obligations (other than securities and leases) of states and political subdivisions in the U.S. (includes nonrated industrial development
    obligations)...................................................................  2107     18,252   2107       18,252  8.
 9. Other loans....................................................................  1563  1,093,597                      9.
    a. Loans for purchasing or carrying securities (secured and unsecured).........                    1545       36,419  9.a.
    b. All other loans (exclude consumer loans)....................................                    1564    1,057,178  9.b.
10. Lease financing receivables (net of unearned income)...........................                    2165      139,082 10.
    a. Of U.S. addressees (domicile)...............................................  2182    124,505                     10.a.
    b. Of non-U.S. addressees (domicile)...........................................  2183     14,577                     10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above................  2123          0   2123            0 11.
12. Total loans and leases, net of unearned income (sum of items 1 through 10
    minus item 11) (total of column A must equal Schedule RC, item 4.a)............  2122 12,271,297   2122   12,153,651 12.
                                                                                     -----------------------------------

Legal Title of Bank:     Texas Commerce Bank National Association      Call Date: 09/30/96        ST-BK: 48-3926       FFIEC  031
Address:                 P.O. Box 2558                                                                                 Page RC-7
City, State  Zip:        Houston, TX 77252-2558
FDIC Certificate No.:    03263

Schedule RC-C -- Continued

Part I. Continued

Memoranda

                                                                                     ----------------------------------
                                                                                       (Column A)         (Column B)
                                                                                      Consolidated         Domestic
                                                                                           Bank            Offices
                                                                                     ----------------------------------
                                                       Dollar Amounts in Thousands  RCFD Bil Mil Thou RCON Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
1. Commercial paper included in Schedule RC-C, part I, above.......................  1496            0  1496          0  M.1.
2. Loans and leases restructured and in compliance with modified terms (included in
   Schedule RC-C, part I, above and not reported as past due or nonaccrual in
   Schedule RC-N, Memorandum item 1):
   a. Loans secured by real estate:
      (1)  To U.S. addressees (domicile)...........................................  1687            0  M.2.a.(1)
      (2)  To non-U.S. addressees (domicile).......................................  1689            0  M.2.a.(2)
   b. All other loans and all lease financing receivables (exclude loans to
      individuals for household, family, and other personal expenditures)..........  8691      219,523  M.2.b.
   c. Commercial and industrial loans to and lease financing receivables of
      non-U.S. addressees (domicile) included in Memorandum item 2.b above.........  8692            0  M.2.c.
3. Maturity and repricing data for loans and leases(1) (excluding those in nonaccrual status):
   a. Fixed rate loans and leases with a remaining maturity of:
      (1)  Three months or less....................................................  0348      413,782  M.3.a.(1)
      (2)  Over three months through 12 months.....................................  0349      723,720  M.3.a.(2)
      (3)  Over one year through five years........................................  0356    2,350,473  M.3.a.(3)
      (4)  Over five years.........................................................  0357    1,416,118  M.3.a.(4)
      (5)  Total fixed rate loans and leases (sum of Memorandum items 3.a.(1)
           through 3.a.(4))........................................................  0358    4,904,093  M.3.a.(5)
   b. Floating rate loans with a repricing frequency of:
      (1)  Quarterly or more frequently............................................  4554    6,607,207  M.3.b.(1)
      (2)  Annually or more frequently, but less frequently than quarterly.........  4555      484,120  M.3.b.(2)
      (3)  Every five years or more frequently, but less frequently than annually..  4561       83,518  M.3.b.(3)
      (4)  Less frequently than every five years...................................  4564       53,893  M.3.b.(4)
      (5)  Total floating rate loans (sum of Memorandum items 3.b.(1)
           through 3.b.(4))........................................................  4567    7,228,738  M.3.b.(5)
   c. Total loans and leases (sum of Memorandum items 3.a.(5) and 3.b.(5)) (must equal the sum of total loans and leases, net, from Schedule RC-C, part I, item 12, plus unearned income from Schedule RC-C, part I, item 11, minus total nonaccrual loans and leases from Schedule RC-N, sum of items 1
      through 8, column C).........................................................  1479   12,132,831  M.3.c.
   d. Floating rate loans with a remaining maturity of one year or less
      (included in Memorandum items 3.b(1) through 3.b(4) above)...................  A246    2,566,515  M.3.d
4. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I,
   items 4 and 9, column A, page RC-6(2)...........................................  2746      384,935  M.4.
5. Loans and leases held for sale (included in Schedule RC-C, part I, above).......  5369      321,225  M.5.
6. Adjustable rate closed-end loans secured by first liens on 1-4 family
   residential properties (included in Schedule RC-C, part I, item 1.c.(2)(a),                         RCON Bil Mil Thou
   column B, page RC-6)............................................................                    5370      201,919 M.6.
                                                                                     ----------------------------------

---------------

(1) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.

(2) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

Legal Title of Bank:     Texas Commerce Bank National Association      Call Date: 09/30/96        ST-BK: 48-3926       FFIEC  031
Address:                 P.O. Box 2558                                                                                 Page RC-8
City, State  Zip:        Houston, TX 77252-2558
FDIC Certificate No.:    03263

Schedule RC-D -- Trading Assets and Liabilities

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

                                                                                                    ------------
                                                                                                         C420 (-
                                                                                          ----------------------
                                                              Dollar Amounts in Thousands           Bil Mil Thou
----------------------------------------------------------------------------------------------------------------
ASSETS
 1. U.S. Treasury securities in domestic offices......................................... RCON 3531            0     1.
 2. U.S. Government agency and corporation obligations in domestic offices (exclude
    mortgage-backed securities).......................................................... RCON 3532            0     2.
 3. Securities issued by states and political subdivisions in the U.S. in domestic
    offices.............................................................................. RCON 3533            0     3.
 4. Mortgage-backed securities (MBS) in domestic offices:
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA.............. RCON 3534            0     4.a.
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA
       (include CMOs, REMICs, and stripped MBS).......................................... RCON 3535            0     4.b.
    c. All other mortgage-backed securities.............................................. RCON 3536            0     4.c.
 5. Other debt securities in domestic offices............................................ RCON 3537            0     5.
 6. Certificates of deposit in domestic offices.......................................... RCON 3538            0     6.
 7. Commercial paper in domestic offices................................................. RCON 3539            0     7.
 8. Bankers acceptances in domestic offices.............................................. RCON 3540            0     8.
 9. Other trading assets in domestic offices............................................. RCON 3541           19     9.
10. Trading assets in foreign offices.................................................... RCFN 3542            0    10.
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity contracts:
    a. In domestic offices............................................................... RCON 3543       22,277    11.a
    b. In foreign offices................................................................ RCFN 3544            0    11.b
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5).... RCFD 3545       22,296    12.

                                                                                                    Bil Mil Thou
                                                                                          ----------------------
LIABILITIES
13. Liability for short positions........................................................ RCFD 3546            0    13.
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and
    equity contracts..................................................................... RCFD 3547       17,169    14.
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item
    15.b)................................................................................ RCFD 3548       17,169    15.
                                                                                          ----------------------

Legal Title of Bank:     Texas Commerce Bank National Association      Call Date: 09/30/96        ST-BK: 48-3926       FFIEC  031
Address:                 P.O. Box 2558                                                                                 Page RC-9
City, State  Zip:        Houston, TX 77252-2558
FDIC Certificate No.:    03263

Schedule RC-E -- Deposit Liabilities
Part I. Deposits in Domestic Offices

                                                                                                   -------
                                                                                                   C425 (-
                                                  --------------------------------------------------------
                                                                                           Nontransaction
                                                          Transaction Accounts                Accounts
                                                  --------------------------------------------------------
                                                     (Column A)          (Column B)         (Column C)
                                                       Total                                   Total
                                                    transaction         Memo: Total        nontransaction
                                                      accounts        demand deposits         accounts
                                                  (including total      (included in         (including
                                                  demand deposits)       column A)             MMDAs)
                                                  --------------------------------------------------------
                     Dollar Amounts in Thousands  RCON Bil Mil Thou  RCON Bil Mil Thou   RCON Bil Mil Thou
----------------------------------------------------------------------------------------------------------
Deposits of:
1. Individuals, partnerships and corporations...  2201   5,377,180    2240   4,970,393    2346   9,832,235     1.
2. U.S. Government..............................  2202      40,240    2280      38,771    2520       1,229     2.
3. States and political subdivisions in the
   U.S..........................................  2203     124,858    2290      56,756    2530      97,361     3.
4. Commercial banks in the U.S..................  2206     484,507    2310     484,507    2550           0     4.
5. Other depository institutions in the U.S.....  2207      16,704    2312      16,704    2349           0     5.
6. Banks in foreign countries...................  2213      23,376    2320      23,376    2236           0     6.
7. Foreign governments and official institutions
   (including foreign central banks)............  2216       1,516    2300       1,516    2377           0     7.
8. Certified and official checks................  2330      81,859    2330      81,859                         8.
9. Total (sum of items 1 through 8) (sum of
   columns A and C must equal Schedule RC, item
   13.a)........................................  2215   6,150,240    2210    5,673,882   2385   9,930,825     9.
                                                  --------------------------------------------------------


                                                                                        ----------------------
Memoranda                                                  Dollar Amounts in Thousands  RCON      Bil Mil Thou
--------------------------------------------------------------------------------------------------------------
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts.............  6835           764,122     M.1.a.
   b. Total brokered deposits.........................................................  2365                 0     M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):
      (1) Issued in denominations of less than $100,000...............................  2343                 0     M.1.c.(1)
      (2) Issued either in denominations of $100,000 or in denominations greater than
          $100,000 and participated out by the broker in shares of $100,000 or less...  2344                 0     M.1.c.(2)
   d. Maturity data for brokered deposits:
      (1) Brokered deposits issued in denominations of less than $100,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.
          (1) above ..................................................................  A243                 0     M.1.d.(1)
      (2) Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of one year or less (included in Memorandum item
          1.b above)..................................................................  A244                 0     M.1.d.(2)
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as
      required under state law).......................................................  5590           195,177     M.1.e
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 9, column C, above):
   a. Savings deposits:
      (1) Money market deposit accounts (MMDAs).......................................  6810         3,507,435     M.2.a.(1)
      (2) Other savings deposits (excludes MMDAs).....................................  0352         2,946,946     M.2.a.(2)
   b. Total time deposits of less than $100,000.......................................  6648         2,614,197     M.2.b.
   c. Time certificates of deposit of $100,000 or more................................  6645           846,810     M.2.c.
   d. Open-account time deposits of $100,000 or more..................................  6646            15,437     M.2.d.
3. All NOW accounts (included in column A above)......................................  2398           476,358     M.3.
4. Not applicable                                                                       ----------------------

Legal Title of Bank:     Texas Commerce Bank National Association      Call Date: 9/30/96         ST-BK: 48-3926       FFIEC  031
Address:                 P.O. Box 2558                                                                                 Page RI-10
City, State  Zip:        Houston, TX 77252-2558
FDIC Certificate No.:    03263

SCHEDULE RC-E -- Continued

Part I. Continued

Memoranda (continued)

                                                                                      -----------------
                                                        Dollar Amounts in Thousands   RCON Bil Mil Thou
-------------------------------------------------------------------------------------------------------
5. Maturity and repricing data for time deposits of less than $100,000 (sum of
   Memorandum items 5.a.(1) through 5.b.(3) must equal Memorandum item 2.b above):
   (1)
   a. Fixed rate time deposits of less than $100,000 with a remaining maturity of:
      (1) Three months or less......................................................  A225      572,889      M.5.a.(1)
      (2) Over three months through 12 months.......................................  A226    1,311,895      M.5.a.(2)
      (3) Over one year.............................................................  A227      667,226      M.5.a.(3)
   b. Floating rate time deposits of less than $100,000 with a repricing frequency of:
      (1) Quarterly or more frequently..............................................  A228       22,820      M.5.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly...........  A229       31,539      M.5.b.(2)
      (3) Less frequently than annually.............................................  A230        7,818      M.5.b.(3)
   c. Floating and rate time deposits of less than $100,000 with a remaining maturity of one year or less (included in Memorandum items 5.b.(1) through
      5.b.(3) above)................................................................  A231       44,700      M.5.c.
6. Maturity and repricing data for time deposits of $100,000 or more (i.e., time certificates of deposit of $100,000 or more and open-account time deposits of
   $100,000 or more) (sum of Memorandum items 6.a.(1) through 6.b.(4) must equal the sum of Memorandum items 2.c and 2.d above): (1)
   a. Fixed rate time deposits of $100,000 or more with a
      remaining maturity of:
      (1) Three months or less......................................................  A232      453,032      M.6.a.(1)
      (2) Over three months through 12 months.......................................  A233      334,692      M.6.a.(2)
      (3) Over one year through five years..........................................  A234       62,080      M.6.a.(3)
      (4) Over five years...........................................................  A235          229      M.6.a.(4)
   b. Floating rate time deposits of $100,000 or more with a repricing frequency of:
      (1) Quarterly or more frequently..............................................  A236       10,592      M.6.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly...........  A237        1,622      M.6.b.(2)
      (3) Every five years of more frequently, but less frequently than annually....  A238            0      M.6.b.(3)
      (4) Less frequently than every five years.....................................  A239            0      M.6.b.(4)
   c. Floating rate time deposits of $100,000 or more with a remaining maturity of one year or less (included in Memorandum items 6.b.(1) through 6.b.(4)
      above)........................................................................  A240        9,412      M.6.c.
                                                                                      -----------------

---------------

(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

Legal Title of Bank:     Texas Commerce Bank National Association      Call Date: 09/30/96        ST-BK: 48-3926       FFIEC  031
Address:                 P.O. Box 2558                                                                                 Page RI-11
City, State  Zip:        Houston, TX 77252-2558
FDIC Certificate No.:    03263

Schedule RC-E -- Continued

Part II.  Deposits in Foreign Offices (including Edge and
Agreement subsidiaries and IBFs)

                                                                                            -------------------
                                                               Dollar Amounts in Thousands RCFN Bil Mil Thou
------------------------------------------------------------------------------------------------------------
Deposits of:
1. Individuals, partnerships, and corporations.............................................  2621    296,886    1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks)..........................  2623    143,688    2.
3. Foreign banks (including U.S. branches and
   agencies of foreign banks, including their IBFs)........................................  2625     80,095    3.
4. Foreign governments and official institutions (including foreign central banks).........  2650          0    4.
5. Certified and official checks...........................................................  2330          0    5.
6. All other deposits......................................................................  2668          0    6.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b)....................  2200    520,669    7.
                                                                                             ---------------

Memorandum

                                                                                                     -------
                                                                                                     C430 (-
                                                                                             ---------------
                                                               Dollar Amounts in Thousands RCFN Bil Mil Thou
------------------------------------------------------------------------------------------------------------
1. Time deposits with a remaining maturity of one year or less (included in Part II, item
   7 above)                                                                                  A245    520,669    M.1.
                                                                                             ---------------

Schedule RC-F -- Other Assets


                                                                                             ---------------
                                                                                                     C430 (-
                                                                                             ---------------
                                                               Dollar Amounts in Thousands      Bil Mil Thou
------------------------------------------------------------------------------------------------------------
1. Income earned, not collected on loans..............................................  RCFD 2164     91,923    1.
2. Net deferred tax assets(1).........................................................  RCFD 2148     83,314    2.
3. Excess residential mortgage servicing fees receivable..............................  RCFD 5371          0    3.
4. Other (itemize amounts that exceed 25% of this item)...............................  RCFD 2168    191,761    4.
   a. TEXT 3549...NET SWAP INTEREST RECEIVABLE..................RCFD 3549       70,872                          4.a
   b. TEXT 3550.................................................RCFD 3550                                       4.b
   c. TEXT 3551.................................................RCFD 3551                                       4.c
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11).................  RCFD 2160    366,998    5.
                                                                                        --------------------


                                                                                             ---------------
Memorandum                                                      Dollar Amounts in Thousands    Bil Mil  Thou
------------------------------------------------------------------------------------------------------------
1. Deferred tax assets disallowed for regulatory capital purposes.....................  RCFD 5610          0    M.1
                                                                                        --------------------
Schedule RC-G -- Other Liabilities

                                                                                                      -------
                                                                                                      C435 (-
                                                                                        ---------------------
                                                           Dollar Amounts in Thousands          Bil Mil  Thou
-------------------------------------------------------------------------------------------------------------
1. a. Interest accrued and unpaid on deposits in domestic offices(2)..................  RCON 3645      23,526    1.a
   b. Other expenses accrued and unpaid (includes accrued income taxes payable).......  RCFD 3646     182,075    1.b
2. Net deferred tax liabilities(1)....................................................  RCFD 3049           0    2.
3. Minority interest in consolidated subsidiaries.....................................  RCFD 3000           0    3.
4. Other (itemize amounts that exceed 25% of this item)...............................  RCFD 2938      19,134    4.
   a. TEXT 3552............................................RCFD 3552                                             4.a
   b. TEXT 3553............................................RCFD 3553                                             4.b
   c. TEXT 3554............................................RCFD 3554                                             4.c
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20).................  RCFD 2930     224,735    5.
                                                                                        ---------------------

---------------

(1) See discussion of deferred income taxes in Glossary entry on "income taxes."

(2) For savings banks, include "dividends" accrued and unpaid on deposits.

Legal Title of Bank:     Texas Commerce Bank National Association      Call Date: 09/30/96        ST-BK: 48-3926       FFIEC  031
Address:                 P.O. Box 2558                                                                                 Page RC-12
City, State  Zip:        Houston, TX 77252-2558
FDIC Certificate No.:    03263



Schedule RC-H--Selected Balance Sheet Items for Domestic Offices


                                                                                                                -------
                                                                                                                C440 (-
                                                                                               ------------------------
                                                                                                   Domestic Offices
                                                                                               ------------------------
                                                                  Dollar Amounts in Thousands  RCON    Bil Mil    Thou
-----------------------------------------------------------------------------------------------------------------------
1.  Customers' liability to this bank on acceptances outstanding ............................  2155               8,162    1.
2.  Bank's liability on acceptances executed and outstanding ................................  2920               8,162    2.
3.  Federal funds sold and securities purchased under agreements to resell ..................  1350           1,936,799    3.
4.  Federal funds purchased and securities sold under agreements to repurchase ..............  2800             863,323    4.
5.  Other borrowed money ....................................................................  3190              28,210    5.
    EITHER
6.  Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs .............  2163                 N/A    6.
    OR
7.  Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs ...............  2941             403,215    7.
8.  Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries,
    and IBFs) ...............................................................................  2192          21,693,407    8.
9.  Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries,
    and IBFs) ...............................................................................  3129          19,641,391    9.
                                                                                               ------------------------
Items 10-17 include held-to-maturity and available-for-sale securities in domestic offices.

                                                                                               RCON    Bil Mil    Thou
                                                                                               ------------------------
10. U.S. Treasury securities ................................................................  1779             863,441    10.
11. U.S. Government agency and corporation obligations (exclude mortgage-backed securities)..  1785                  36    11.
12. Securities issued by states and political subdivisions in the U.S. ......................  1786                 284    12.
13. Mortgage-backed securities (MBS):
    a. Pass-through securities:
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA  ....................................  1787           3,030,096    13.a.(1)
       (2) Other pass-through securities ....................................................  1869                   0    13.a.(2)
    b. Other mortgage-backed securities (include CNOs, REMICs, and stripped MBS):
       (1) Issued or guaranteed by FNMA, FHLMC, GNMA ........................................  1877             247,894    13.b.(1)
       (2) All other mortgage-backed securities .............................................  2253               3,066    13.b.(2)
14. Other domestic debt securities ..........................................................  3159                   0    14.
15. Foreign debt securities .................................................................  3160                   0    15.
16. Equity securities:
    a. Investments in mutual funds ..........................................................  3161                   0    16.a.
    b. Other equity securities with readily determinable fair values ........................  3162                   0    16.b.
    c. All other equity securities ..........................................................  3169              46,127    16.c.
17. Total held-to-maturity and available-for-sale securities (sum of items 10 through 16) ...  3170           4,190,944    17.
                                                                                               ------------------------


Memorandum (to be completed only by banks with IBFs and other "foreign" offices)

                                                                  Dollar Amounts in Thousands  RCON    Bil Mil    Thou
-----------------------------------------------------------------------------------------------------------------------
    EITHER
1.  Net due from the IBF of the domestic offices of the reporting bank ......................  3051               N/A      M.1.
    OR
2. Net due to the IBF of the domestic offices of the reporting bank .........................  3059               N/A      M.2.
                                                                                               ------------------------

Legal Title of Bank:     Texas Commerce Bank National Association      Call Date: 09/30/96        ST-BK: 48-3926       FFIEC  031
Address:                 P.O. Box 2558                                                                                 Page RC-13
City, State  Zip:        Houston, TX 77252-2558
FDIC Certificate No.:    03263


Schedule RC-I -- Selected Assets and Liabilities of IBFs
To be completed only by banks with IBFs and other "foreign" offices.

                                                                                                             -------
                                                                                                             C445 (-
                                                                                            ------------------------
                                                               Dollar Amounts in Thousands  RCFN      Bil Mil  Thou
--------------------------------------------------------------------------------------------------------------------
 1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12).........  2133                 N/A     1.
 2. Total IBF loans and lease financing receivables (component of Schedule RC-C, part I,
    item 12, column A)....................................................................  2076                 N/A     2.
 3. IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4,
    column A).............................................................................  2077                 N/A     3.
 4. Total IBF liabilities (component of Schedule RC, item 21).............................  2898                 N/A     4.
 5. IBF deposit liabilities due to banks, including other IBFs (component of Schedule RC-E,
    part II, items 2 and 3)...............................................................  2379                 N/A     5.
 6. Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4,
    5, and 6).............................................................................  2381                 N/A     6.
                                                                                            ------------------------

Schedule RC-K -- Quarterly Averages(1)

                                                                                                             -------
                                                                                                             C455 (-
                                                                                            ------------------------
                                                               Dollar Amounts in Thousands  RCFN      Bil Mil  Thou
--------------------------------------------------------------------------------------------------------------------
 1. Interest-bearing balances due from depository institutions............................  RCFD  3381         5,108      1.
 2. U.S. Treasury securities and U.S. Government agency and corporation obligations(2)....  RCFD  3382     3,723,626      2.
 3. Securities issued by states and political subdivisions in the U.S.(2).................  RCFD  3383           284      3.
 4. a.   Other debt securities(2).........................................................  RCFD  3647         3,079      4.a.
    b.   Equity securities(3) (includes investments in mutual funds and Federal Reserve
         stock)...........................................................................  RCFD  3648        46,127      4.b.
 5. Federal funds sold and securities purchased under agreements to resell in domestic
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs...........  RCFD  3365       688,160      5.
 6. Loans:
    a.   Loans in domestic offices:
         (1)  Total Loans.................................................................  RCON  3360    11,980,124      6.a.(1)
         (2)  Loans secured by real estate................................................  RCON  3385     2,557,899      6.a.(2)
         (3)  Loans to finance agricultural production and other loans to farmers.........  RCON  3386        44,023      6.a.(3)
         (4)  Commercial and industrial loans.............................................  RCON  3387     5,726,647      6.a.(4)
         (5)  Loans to individuals for household, family, and other personal
              expenditures................................................................  RCON  3388     2,478,353      6.a.(5)
    b.   Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs........  RCFN  3360       119,622      6.b.
 7. Trading assets........................................................................  RCFD  3401        20,833      7.
 8. Lease financing receivables (net of unearned income)..................................  RCFD  3484       148,216      8.
 9. Total assets(4).......................................................................  RCFD  3368    19,816,163      9.

LIABILITIES
10. Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts,
    and telephone and preauthorized transfer accounts) (exclude demand deposits)..........  RCON  3485       388,943      10.
11. Nontransaction accounts in domestic offices:
    a.   Money market deposit accounts (MMDAs)............................................  RCON  3486     3,058,709      11.a.
    b.   Other savings deposits...........................................................  RCON  3487     2,948,575      11.b.
    c.   Time certificates of deposit of $100,000 or more.................................  RCON  3345       871,520      11.c.
    d.   All other time deposits..........................................................  RCON  3469     2,645,768      11.d.
12. Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries,
    and IBFs..............................................................................  RCFN  3404       313,200      12.
13. Federal funds purchased and securities sold under agreements to repurchase in
    domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs..  RCFD  3353     1,250,237      13.
14. Other borrowed money..................................................................  RCFD  3555        22,791      14.
                                                                                            ------------------------

---------------

(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).

(2) Quarterly averages for all debt securities should be based on amortized cost.

(3) Quarterly averages for all equity securities should be based on historical cost.

(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Legal Title of Bank:     Texas Commerce Bank National Association      Call Date: 09/30/96        ST-BK: 48-3926       FFIEC  031
Address:                 P.O. Box 2558                                                                                 Page RC-14
City, State  Zip:        Houston, TX 77252-2558
FDIC Certificate No.:    03263

Schedule RC-L -- Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                     ---------
                                                                                                       C460 (-
                                                                                           -------------------
                                                             Dollar Amounts in Thousands   RCFD  Bil Mil  Thou
--------------------------------------------------------------------------------------------------------------
 1. Unused commitments:
    a. Revolving, open-end lines secured by 1-4 family residential properties, e.g.,
       home equity lines................................................................    3814           0    1.a.
    b. Credit card lines................................................................    3815           0    1.b.
    c. Commercial real estate, construction, and land development:
       (1) Commitments to fund loans secured by real estate.............................    3816     534,507    1.c.(1)
       (2) Commitments to fund loans not secured by real estate.........................    6550     300,758    1.c.(2)
    d. Securities underwriting..........................................................    3817           0    1.d.
    e. Other unused commitments.........................................................    3818   8,352,738    1.e.
 2. Financial standby letters of credit and foreign office guarantees...................    3819   1,076,660    2.
    a. Amount of financial standby letters of credit conveyed to
        others ....................................................    RCFD 3820  97,289                        2.a.
 3. Performance standby letters of credit and foreign office guarantees.................    3821     123,286    3.
    a. Amount of performance standby letters of credit conveyed to
        others.....................................................    RCFD 3822   2,713                        3.a.
 4. Commercial and similar letters of credit............................................    3411     126,670    4.
 5. Participations in acceptances (as described in the instructions) conveyed to others
    by the reporting bank...............................................................    3428           0    5.
 6. Participations in acceptances (as described in the instructions) acquired by the
    reporting (nonaccepting) bank.......................................................    3429           0    6.
 7. Securities borrowed.................................................................    3432      61,931    7.
 8. Securities lent (including customers' securities lent where the customer is
    indemnified against loss by the reporting bank).....................................    3433      17,974    8.
 9. Loans transferred (i.e., sold or swapped) with recourse that have been treated as sold for Call Report purposes:
    a. FNMA and FHLMC residential mortgage loan pools:
       (1) Outstanding principal balance of mortgages transferred as of the report
           date.........................................................................    3650           0    9.a.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date.........    3651           0    9.a.(2)
    b. Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:
       (1) Outstanding principal balance of mortgages transferred as of the report
           date.........................................................................    3652           0    9.b.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date.........    3653           0    9.b.(2)
    c. Farmer Mac agricultural mortgage loan pools:
       (1) Outstanding principal balance of mortgages transferred as of the report
           date.........................................................................    3654           0    9.c.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date.........    3655           0    9.c.(2)
    d. Small business obligations transferred with recourse under Section 208 of the
       Riegle Community Development and Regulatory Improvement Act of 1994:
       (1) Outstanding principal balance of small business obligations transferred as
           of the report date...........................................................    A249           0    9.d.(1)
       (2) Amount of retained recourse on these obligations as of the report date.......    A250           0    9.d.(2)
10. When-issued securities:
    a. Gross commitments to purchase....................................................    3434           0    10.a.
    b. Gross commitments to sell........................................................    3435           0    10.b.
11. Spot foreign exchange contracts.....................................................    8765     479,249    11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives)
    (itemize and describe each component of this item over 25% of Schedule RC,
    item 28, "Total equity capital")....................................................    3430           0    12.
    a. TEXT 3555: ..................................................   RCFD 3555                                12.a.
    b. TEXT 3556: ..................................................   RCFD 3556                                12.b.
    c. TEXT 3557: ..................................................   RCFD 3557                                12.c.
    d. TEXT 3558: ..................................................   RCFD 3558                                12.d.

Legal Title of Bank:     Texas Commerce Bank National Association      Call Date: 09/30/96        ST-BK: 48-3926       FFIEC  031
Address:                 P.O. Box 2558                                                                                 Page RC-15
City, State  Zip:        Houston, TX 77252-2558
FDIC Certificate No.:    03263

Schedule RC-L -- Continued

                                                        Dollar Amounts in Thousands       RCFD    Bil    Mil   Thou
--------------------------------------------------------------------------------------------------------------------------
13. All other off-balance sheet assets (exclude off-balance sheet derivates) (itemize and describe each component of this item over 25% of Schedule RC, item 28, "Total
    equity capital")....................................................................    5591           0    13.
    a. TEXT 5592: ..................................................   RCFD 5592                                13.a.
    b. TEXT 5593: ..................................................   RCFD 5593                                13.b.
    c. TEXT 5594: ..................................................   RCFD 5594                                13.c.
    d. TEXT 5595: ..................................................   RCFD 5595                                13.d.
                                                                                           -----------------



                                                                                                      -------
                                                                                                      C461 (-
                                                          ---------------------------------------------------
                                                          (Column A)   (Column B)   (Column C)     (Column D)
                                                           Interest     Foreign       Equity       Commodity
                             Dollar Amounts in Thousands     Rate       Exchange    Derivative     And Other
--------------------------------------------------------- Contracts    Contracts    Contracts      Contracts
                                                          ---------------------------------------------------
             Off-balance Sheet Derivatives                  Tril Bil     Tril Bil    Tril Bil      Tril Bil
                  Position Indicators                       Mil Thou     Mil Thou    Mil Thou      Mil Thou
-------------------------------------------------------------------------------------------------------------
 14. Gross amounts (e.g., notional amounts) (for each
     column, sum of items 14.a through 14.e must equal
     sum of items 15, 16.a, and 16.b):
     a.   Futures contracts.............................    400,000       187,500           0              0      14.a.
                                                          ---------------------------------------------------
                                                          RCFD 8693     RCFD 8694   RCFD 8695      RCFD 8696
                                                          ---------------------------------------------------
     b.   Forward contracts.............................          0       430,187           0              0      14.b.
                                                          ---------------------------------------------------
                                                          RCFD 8697     RCFD 8698   RCFD 8699      RCFD 8700
                                                          ---------------------------------------------------
     c.   Exchange-traded option contracts:
                                                          ---------------------------------------------------
          (1) Written options...........................          0             0           0              0      14.c.(1)
                                                          ---------------------------------------------------
                                                          RCFD 8701     RCFD 8702   RCFD 8703      RCFD 8704
                                                          ---------------------------------------------------
          (2) Purchased options.........................  1,000,000             0           0              0      14.c.(2)
                                                          ---------------------------------------------------
                                                          RCFD 8705     RCFD 8706   RCFD 8707      RCFD 8708
                                                          ---------------------------------------------------
     d.   Over-the-counter option contracts:
                                                          ---------------------------------------------------
          (1) Written options...........................    267,952         5,322           0              0      14.d.(1)
                                                          ---------------------------------------------------
                                                          RCFD 8709     RCFD 8710   RCFD 8711      RCFD 8712
                                                          ---------------------------------------------------
          (2) Purchased options.........................  1,467,952        15,322           0              0      14.d.(2)
                                                          ---------------------------------------------------
                                                          RCFD 8713     RCFD 8714   RCFD 8715      RCFD 8716
                                                          ---------------------------------------------------
     e.   Swaps.........................................  5,855,844             0           0              0      14.e.
                                                          ---------------------------------------------------
                                                          RCFD 3450     RCFD 3826   RCFD 8719      RCFD 8720
                                                          ---------------------------------------------------
 15. Total gross notional amount of derivative contracts
     held for trading...................................  3,517,761       638,331           0              0      15.
                                                          ---------------------------------------------------
                                                          RCFD A126     RCFD A127   RCFD 8723      RCFD 8724
                                                          ---------------------------------------------------
 16. Total gross notional amount of derivative contracts
     held for purposes other than trading:
                                                          ---------------------------------------------------
     a.   Contracts marked to market....................    990,000             0           0              0      16.a.
                                                          ---------------------------------------------------
                                                          RCFD 8725     RCFD 8726   RCFD 8727      RCFD 8728
                                                          ---------------------------------------------------
     b.   Contracts not marked to market................  4,483,987             0           0              0      16.b.
                                                          ---------------------------------------------------
                                                          RCFD 8729     RCFD 8730   RCFD 8731      RCFD 8732
                                                          ---------------------------------------------------

Legal Title of Bank:     Texas Commerce Bank National Association      Call Date: 09/30/96        ST-BK: 48-3926       FFIEC  031
Address:                 P.O. Box 2558                                                                                 Page RC-16
City, State  Zip:        Houston, TX 77252-2558
FDIC Certificate No.:    03263

SCHEDULE RC-L -- Continued

                                           --------------------------------------------------------------------------------
                                                   (Column A)        (Column B)          (Column C)           (Column D)
                                                    Interest          Foreign              Equity             Commodity
                Dollar Amounts in Thousands           Rate            Exchange          Derivative            And Other
-------------------------------------------        Contracts         Contracts           Contracts            Contracts
      Off-balance Sheet Derivatives        --------------------------------------------------------------------------------
           Position Indicators             RCFD  Bil Mil  Thou  RCFD  Bil Mil Thou    RCFD Bil Mil Thou  RCFD Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------------
17. Gross fair values of derivative
    contracts:
    a. Contracts held for trading:
       (1) Gross positive fair
           value...........................     8733    23,950   8734        6,069    8735           0    8736          0  17.a.(1)
       (2) Gross negative fair
           value...........................     8737    18,840   8738        7,133    8739           0    8740          0  17.a.(2)
    b. Contracts held for purposes
       other than trading that are
       marked to market:
       (1) Gross positive fair
           value...........................     8741         0   8742            0    8743           0    8744          0  17.b.(1)
       (2) Gross negative fair
           value...........................     8745     5,008   8746            0    8747           0    8748          0  17.b.(2)
    c. Contracts held for purposes
       other than trading that are
       not marked to market:
       (1) Gross positive fair
           value...........................     8749    65,839   8750            0    8751            0   8752          0  17.c.(1)
       (2) Gross negative fair
           value...........................     8753     1,712   8754            0    8755            0   8756          0  17.c.(2)
                                                ----------------------------------------------------------------------

                                                                                       -------------------
                                                          Dollar Amounts in Thousands  RCFD  Bil Mil  Thou
----------------------------------------------------------------------------------------------------------
Memoranda
1.-2. Not applicable.................................................................
3.    Unused commitments with an original maturity exceeding one year that are reported in Schedule RC-L, items 1.a through 1.e, above (report only the unused
      portions of commitments that are fee paid or otherwise legally binding)........  3833     5,479,865     M.3.
      a. Participations in commitments with an original maturity exceeding one year
         conveyed to others.................................... RCFD 3834      39,889                         M.3.a.
4.    To be completed only by banks with $1 billion or more in total assets:
      Standby letters of credit and foreign office guarantees (both financial and performance) issued to non-U.S. addressees (domicile) included in
      Schedule RC-L, items 2 and 3, above............................................  3377        44,624     M.4.
5.    To be completed for the September report only:
      Installment loans to individuals for household, family and other personal expenditures that have been securitized and sold without recourse (with servicing retained), amounts outstanding by type of loan:
      a. Loans to purchase private passenger automobiles.............................  2741            0      M.5.a.
      b. Credit cards and related plans..............................................  2742            0      M.5.b.
      c. All other consumer installment credit (including mobile home loans)
         (to be completed for the September report only).............................  2743            0      M.5.c.
                                                                                       ------------------

Legal Title of Bank:     Texas Commerce Bank National Association      Call Date: 09/30/96        ST-BK: 48-3926       FFIEC  031
Address:                 P.O. Box 2558                                                                                 Page RC-17
City, State  Zip:        Houston, TX 77252-2558
FDIC Certificate No.:    03263

Schedule RC-M -- Memoranda

                                                                                                       ---------
                                                                                                         C465       (-
                                                                                             -------------------
                                                                Dollar Amounts in Thousands  RCFD  Bil Mil  Thou
----------------------------------------------------------------------------------------------------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
   a. Aggregate amount of all extensions of credit to all executive officers, directors,
      principal shareholders and their related interests...................................  6164         22,690    1.a.
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or
      5 percent of total capital as defined for this purpose in agency               Number
                                                                      ----------------------
      regulations....................................................  RCFD  6165         4                         1.b.
                                                                      ----------------------
2. Federal funds sold and securities purchased under agreements to resell with U.S.
   branches and agencies of foreign banks(1) (included in Schedule RC, items 3.a and
   3.b)....................................................................................  3405              0    2.
3. Not applicable.
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others (include both retained servicing and purchased servicing):
   a. Mortgages serviced under a GNMA contract.............................................  5500              0    4.a.
   b. Mortgages serviced under a FHLMC contract:
      (1) Serviced with recourse to servicer...............................................  5501              0    4.b.(1)
      (2) Serviced without recourse to servicer............................................  5502              0    4.b.(2)
   c. Mortgages serviced under a FNMA contract:
      (1) Serviced under a regular option contract.........................................  5503              0    4.c.(1)
      (2) Serviced under a special option contract.........................................  5504              0    4.c.(2)
   d. Mortgages serviced under other servicing contracts...................................  5505              0    4.d.
5. To be completed only by banks with $1 billion or more in total assets:
   Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must equal Schedule RC, item 9):
   a. U.S. addressees (domicile)...........................................................  2103          5,638    5.a.
   b. Non-U.S. addressees (domicile).......................................................  2104          2,524    5.b.
6. Intangible assets:
   a. Mortgage servicing rights............................................................  3164              0    6.a.
   b. Other identifiable intangible assets:
      (1) Purchased credit card relationships..............................................  5506              0    6.b.(1)
      (2) All other identifiable intangible assets.........................................  5507        100,464    6.b.(2)
   c. Goodwill.............................................................................  3163        331,001    6.c.
   d. Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10)...............  2143        431,465    6.d.
   e. Amount of intangible assets (included in item 6.b.(2) above) that have been
      grandfathered or are otherwise qualifying for regulatory capital purposes............  6442              0    6.e.
7. Mandatory convertible debt, net of common or perpetual preferred stock
   dedicated to redeem the debt............................................................  3295              0    7.
                                                                                             -------------------

---------------

(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

Legal Title of Bank:     Texas Commerce Bank National Association      Call Date: 09/30/96        ST-BK: 48-3926       FFIEC  031
Address:                 P.O. Box 2558                                                                                 Page RC-18
City, State  Zip:        Houston, TX 77252-2558
FDIC Certificate No.:    03263

Schedule RC-M -- Continued

                                                                                              ------------------------
                                                                 Dollar Amounts in Thousands          Bil Mil    Thou
----------------------------------------------------------------------------------------------------------------------
 8. a.   Other real estate owned:
         (1)  Direct and indirect investments in real estate ventures.......................  RCON 5372              0    8.a.(1)
         (2)  All other real estate owned:
              (a)  Construction and land development in domestic offices....................  RCON 5508          2,404    8.a.(2)(a)
              (b)  Farmland in domestic offices.............................................  RCON 5509              0    8.a.(2)(b)
              (c)  1-4 family residential properties in domestic offices....................  RCON 5510            762    8.a.(2)(c)
              (d)  Multifamily (5 or more) residential properties in domestic offices.......  RCON 5511              0    8.a.(2)(d)
              (e)  Nonfarm nonresidential properties in domestic offices....................  RCON 5512         11,011    8.a.(2)(e)
              (f)  In foreign offices.......................................................  RCFM 5513              0    8.a.(2)(f)
         (3)  Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7).....  RCFD 2150         14,977    8.a.(3)
    b.   Investments in unconsolidated subsidiaries and associated companies:
         (1)  Direct and indirect investments in real estate ventures.......................  RCFD 5374              0    8.b.(1)
         (2)  All other investments in unconsolidated subsidiaries and associated
              companies.....................................................................  RCFD 5375              0    8.b.(2)
         (3)  Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8).....  RCFD 2130              0    8.b.(3)
    c.   Total assets of unconsolidated subsidiaries and associated companies...............  RCFD 5376              0    8.c
 9. Noncumulative perpetual preferred stock and related surplus included in Schedule RC,
    item 23, "Perpetual preferred stock and related surplus"................................  RCFD 3778              0    9.
10. Mutual fund and annuity sales in domestic offices during the quarter (include proprietary, private label, and third party products):
    a.   Money market funds.................................................................  RCON 6441      7,930,069    10.a.
    b.   Equity securities funds............................................................  RCON 8427         18,729    10.b.
    c.   Debt securities funds..............................................................  RCON 8428          1,445    10.c.
    d.   Other mutual funds.................................................................  RCON 8429         93,511    10.d.
    e.   Annuities..........................................................................  RCON 8430          7,524    10.e.
    f.   Sales of proprietary mutual funds and annuities (included in items 10.a through
         10.e above)........................................................................  RCON 8784      3,714,622    10.f.
                                                                                              ------------------------



                                                                                              ------------------------
Memorandum                                                       Dollar Amounts in Thousands  RCFD     Bil Mil   Thou
----------------------------------------------------------------------------------------------------------------------
  1. Interbank holdings of capital instruments (to be completed for the December report only):
     a.   Reciprocal holdings of banking organizations' capital instruments..................  3836                N/A    M.1.a.
     b.   Nonreciprocal holdings of banking organizations' capital instruments...............  3837                N/A    M.1.b.
                                                                                              ------------------------

Legal Title of Bank:     Texas Commerce Bank National Association      Call Date: 09/30/96        ST-BK: 48-3926       FFIEC  031
Address:                 P.O. Box 2558                                                                                 Page RC-19
City, State  Zip:        Houston, TX 77252-2558
FDIC Certificate No.:    03263

Schedule RC-N -- Past Due and Nonaccrual Loans, Leases, and Other Assets

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.

                                                                                                        ----------
                                                                                                           C470 (-
                                                     -------------------------------------------------------------
                                                        --(Column A)--      --(Column B)--      ---(Column C)---
                                                          Past due 30         Past due 90
                                                        through 89 days      days or more
                                                           and still           and still
                                                           accruing            accruing            Nonaccrual
                                                     -------------------------------------------------------------
                        Dollar Amounts in Thousands  RCFD  Bil Mil  Thou  RCFD  Bil Mil  Thou  RCFD  Bil Mil  Thou
------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:
   a.   To U.S. addressees (domicile)...................  1245               1246     12,273    1247     67,514    1.a.
   b.   To non-U.S. addressees (domicile)...............  1268               1249          0    1250          0    1.b.
2. Loans to depository institutions and acceptances of
   other banks:
   a.   To U.S. banks and other U.S. depositary
        institutions....................................  5377               5378          0    5379          0    2.a.
   b.   To foreign banks................................  5380               5381          0    5382          0    2.b.
3. Loans to finance agricultural production and other
   loans to farmers.....................................  1594               1597          0    1583      2,626    3.
4. Commercial and industrial loans:
   a.   To U.S. addressees (domicile)...................  1251               1252     29,465    1253     62,753    4.a.
   b.   To non-U.S. addressees (domicile)...............  1254               1255          0    1256          1    4.b.
5. Loans to individuals for household, family, and other
   personal expenditures:
   a.   Credit cards and related plans..................  5383               5384        402    5385      2,130    5.a.
   b.   Other (includes single payment, installment, and
        all student loans)..............................  5386               5387     24,175    5388          0    5.b.
6. Loans to foreign governments and official
   institutions.........................................  5389               5390          0    5391         25    6.
7. All other loans......................................  5459               5460      1,315    5461      3,417    7.
8. Lease financing receivables:
   a.   Of U.S. addressees (domicile)...................  1257               1258          0    1259         0     8.a.
   b.   Of non-U.S. addressees (domicile)...............  1271               1272          0    1791         0     8.b.
9. Debt securities and other assets (exclude other real
   estate owned and other repossessed assets)...........  3505               3506          0    3507         0     9.
                                                          -----------------------------------------------------

==========================================================================================================================

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                            -------------------------------------------------------
                                                            RCFD Bil Mil Thou  RCFD Bil Mil Thou  RCFD Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------
 10. Loans and leases reported in items 1 through 8 above
     which are wholly or partially guaranteed by the U.S.
     Government...........................................  5612               5613     18,455    5614      3,401    10.
     a.   Guaranteed portion of loans and leases included
          in item 10 above................................  5615               5616     10,455    5617      2,7201   10.a.
                                                            -----------------------------------------------------

Legal Title of Bank:     Texas Commerce Bank National Association      Call Date: 09/30/96        ST-BK: 48-3926       FFIEC  031
Address:                 P.O. Box 2558                                                                                 Page RC-20
City, State  Zip:        Houston, TX 77252-2558
FDIC Certificate No.:    03263

Schedule RC-N -- Continued

Memoranda

                                                                                                   ----------
                                                                                                      C473 (-
                                                      -------------------------------------------------------
                                                        (Column A)         (Column B)          (Column C)
                                                       Past due 30        Past due 90
                                                        through 89        days or more
                                                      days and still       and still
                                                         accruing           accruing          Nonaccrual
                                                      -------------------------------------------------------
                          Dollar Amounts In Thousands RCFD Bil Mil Thou  RCFD Bil Mil Thou  RCFD Bil Mil Thou
-------------------------------------------------------------------------------------------------------------
1. Restructured loans and leases included in
   Schedule RC-N, items 1 through 8, above (and not
   reported in Schedule RC-C, part I, Memorandum
   item 2)........................................... 1658               1659         0     1661     2,407     M.1.
2. Loans to finance commercial real estate,
   construction, and land development activities
   (not secured by real estate) included in Schedule
   RC-N, items 4 and 7, above........................ 6558               6559         0     6560       965     M.2.

                                                      RCON Bil Mil Thou  RCON Bil Mil Thou  RCON Bil Mil Thou
                                                      -----------------  -----------------  -----------------
3. Loans secured by real estate in domestic offices
   (included in Schedule RC-N, item 1, above):
   a. Construction and land development.............. 2759               2769     6,046     3492    38,776     M.3.a.
   b. Secured by farmland............................ 3493               3494         0     3495       449     M.3.b.
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by 1-4
          family residential properties and extended
          under lines of credit...................... 5398               5399         0     5400         0     M.3.c.(1)
      (2) All other loans secured by 1-4 family
          residential properties..................... 5401               5402     4,654     5403     9,931     M.3.c.(2)
   d. Secured by multifamily (5 or more) residential
      properties..................................... 3499               3500         0     3501       586     M.3.d.
   e. Secured by nonfarm nonresidential properties... 3502               3503     1,573     3504    17,772     M.3.e.
                                                      ----------------------------------------------------

                                                      ------------------------------------
                                                        (Column A)         (Column B)
                                                       Past due 30
                                                        through 89        Past due 90
                                                           days           days or more
                                                      ------------------------------------
                                                      RCFD Bil Mil Thou  RCFD Bil Mil Thou
------------------------------------------------------------------------------------------
4. Interest rate, foreign exchange rate, and other
   commodity and equity contracts:
   a. Book value of amounts carried as assets........ 3522               3528            0     M.4.a.
   b. Replacement cost of contracts with a positive
      replacement cost............................... 3529               3530            0     M.4.b.
                                                      ------------------------------------

Legal Title of Bank:     Texas Commerce Bank National Association      Call Date: 09/30/96        ST-BK: 48-3926       FFIEC  031
Address:                 P.O. Box 2558                                                                                 Page RC-21
City, State  Zip:        Houston, TX 77252-2558
FDIC Certificate No.:    03263

Schedule RC-O -- Other Data for Deposit Insurance Assessments

                                                                                                    ---------
                                                                                                      C475 (-
                                                                                            -----------------
                                                               Dollar Amounts in Thousands  RCON Bil Mil Thou
-------------------------------------------------------------------------------------------------------------
 1. Unposted debits (see instructions):
    a. Actual amount of all unposted debits...............................................  0030        N/A    1.a.
       OR
    b. Separate amount of unposted debits:
       (1) Actual amount of unposted debits to demand deposits............................  0031          0    1.b.(1)
       (2) Actual amount of unposted debits to time and savings deposits(1)...............  0032          0    1.b.(2)
 2. Unposted credits (see instructions):
    a. Actual amount of all unposted credits..............................................  3510        N/A    2.a.
       OR
    b. Separate amount of unposted credits:
       (1) Actual amount of unposted credits to demand deposits...........................  3512          0    2.b.(1)
       (2) Actual amount of unposted credits to time and savings deposits(1)..............  3514          0    2.b.(2)
 3. Uninvested trust funds (cash) held in bank's own trust department (not included
    in total deposits in domestic offices)................................................  3520      6,866    3.
 4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in
    Puerto Rico and U.S. territories and possessions (not included in total deposits):
    a. Demand deposits of consolidated subsidiaries.......................................  2211      2,457    4.a.
    b. Time and savings deposits(1) of consolidated subsidiaries..........................  2351         16    4.b.
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries...............  5514          0    4.c.
 5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
    a. Demand deposits in insured branches (included in Schedule RC-E, Part II)...........  2229          0    5.a.
    b. Time and savings deposits(1) in insured branches (included in Schedule RC-E,
       Part II)...........................................................................  2383          0    5.b.
    c. Interest accrued and unpaid on deposits in insured branches
       (included in Schedule RC-G, item 1.b)..............................................  5515          0    5.c.
                                                                                            ---------------
Item 6 is not applicable to state nonmember banks that have not been authorized by the
Federal Reserve to act as pass-through correspondents.
 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
    a. Amount reflected in demand deposits (included in Schedule RC-E, Part I,
       item 4 or 5, column B).............................................................  2314      1,047    6.a.
    b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E,
       Part I, item 4 or 5, column A or C, but not column B...............................  2315          0    6.b.
 7. Unamortized premiums and discounts on time and savings deposits:(1)
    a. Unamortized premiums...............................................................  5516      1,548    7.a.
    b. Unamortized discounts..............................................................  5517          0    7.b.
                                                                                            ---------------
 8. To be completed by banks with "Oakar deposits."
    Total "Adjusted Attributable Deposits" of all institutions acquired under Section
    5(d)(3) of the Federal Deposit Insurance Act (from most recent FDIC Oakar Transaction
    Worksheet(s)).........................................................................  5518        N/A    8.
 9. Deposits in lifeline accounts.........................................................  5596               9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total
    deposits in domestic offices).........................................................  8432          0   10.
                                                                                            ---------------

---------------

(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

Legal Title of Bank:     Texas Commerce Bank National Association      Call Date: 09/30/96        ST-BK: 48-3926       FFIEC  031
Address:                 P.O. Box 2558                                                                                 Page RC-22
City, State  Zip:        Houston, TX 77252-2558
FDIC Certificate No.:    03263

Schedule RC-O -- Continued

                                                                                                       -----------------
                                                                          Dollar Amounts in Thousands  RCON Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
11. Adjustments to demand deposits in domestic offices reported in Schedule RC-E for certain reciprocal demand balances:
    a. Amount by which demand deposits would be reduced if reciprocal demand balances between the reporting bank and savings associations were reported on a net basis rather than a gross basis
       in Schedule RC-E..............................................................................  8785        0      11.a.
    b. Amount by which demand deposits would be increased if reciprocal demand balances between the reporting bank and U.S. branches and agencies of foreign banks were reported on a gross basis
       rather than a net basis in Schedule RC-E......................................................  A181        0      11.b.
    c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of net reciprocal demand balances between the reporting bank and
       the domestic offices of U.S. banks and savings associations in Schedule RC-E..................  A182        0      11.c.
                                                                                                       -------------



Memoranda (to be completed each quarter except as noted)
                                                                                         -------------------------------
                                                            Dollar Amounts in Thousands  RCON               Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
1.  Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1)
    and 1.b.(1) must equal Schedule RC, item 13.a):
    a. Deposit accounts of $100,000 or less:
       (1) Amount of deposit accounts of $100,000 or less..............................  2702                  8,468,331   M.1.a.(1)
       (2) Number of deposit accounts of $100,000 or less (to be completed        Number
           for the June report only)................................ RCON 3779      N/A                                    M.1.a.(2)
    b. Deposit accounts of more than $100,000:
       (1) Amount of deposit accounts of more than $100,000............................  2710                  7,612,734   M.1.b.(1)
                                                                                 Number
       (2) Number of deposit accounts of more than $100,000......... RCON 2722   17,502                                    M.1.b.(2)
                                                                                         -------------------------------
2.  Estimated amount of uninsured deposits in domestic offices of the bank:
    a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item
       1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.
                                                                                         -------------------------------
                                                                                                          YES       NO
                                                                                         -------------------------------
       Indicate in the appropriate box at the right whether your bank has a method or procedure for determining a better estimate of uninsured deposits than the
       estimate described above........................................................  6861                        X     M.2.a.
                                                                                         -------------------------------
                                                                                         RCON               Bil Mil Thou
                                                                                         -------------------------------
    b. If the box marked YES has been checked, report the estimate of uninsured deposits
       determined by using your bank's method or procedure.............................  5597                        N/A   M.2.b.
                                                                                         -------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          C477 (-
                                                                                                                          -------
Person to whom questions about the Reports of Condition and Income should be directed:

Karen Gatenby, Vice President                                                      (713) 216-5263
-------------------------------------                                              ------------------------------------------------
Name and Title (TEXT 8901)                                                         Area code / phone number / extension (TEXT 8902)

Legal Title of Bank:     Texas Commerce Bank National Association      Call Date: 09/30/96        ST-BK: 48-3926       FFIEC  031
Address:                 P.O. Box 2558                                                                                 Page RC-23
City, State  Zip:        Houston, TX 77252-2558
FDIC Certificate No.:    03263

Schedule RC-R -- Regulatory Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1995, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 and 2 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

                                                                                                             -------
                                                                                                             C480 (-
                                                                                                         -----------
                                                                                                         YES     NO
                                                                                                         -----------
1.   Test for determining the extent to which Schedule RC-R must be completed. To be completed only by banks with total assets of less than $1 billion. Indicate in the appropriate box at the right whether the bank has total capital greater than or equal to eight percent of
     adjusted total assets......................................................... RCFD 6056                  N/A      1.

          For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).

          If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.

          A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

     NOTE: All banks are required to complete items 2 and 3 below. See optional worksheet for items 3.a through 3.f.

                                                                               -------------------------------------
                                                                                  (Column A)          (Column B)
                                                                                 Subordinated
                                                                                 Debt(1) and
                                                                                 Intermediate       Other Limited-
                                                                                Term Preferred       Life Capital
                                                                                    Stock            Instruments
                                                                               -------------------------------------
                                                  Dollar Amounts in Thousands  RCFD Bil Mil Thou   RCFD Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------
2.   Subordinated debt(1) and other limited-life capital instruments
     (original weighted average maturity of at least five years) with a remaining maturity of:
     a.   One year or less...................................................  3780           0    3786           0     2.a.
     b.   Over one year through two years....................................  3781           0    3787           0     2.b.
     c.   Over two years through three years.................................  3782           0    3788           0     2.c.
     d.   Over three years through four years................................  3783           0    3789           0     2.d.
     e.   Over four years through five years.................................  3784           0    3790           0     2.e.
     f.   Over five years....................................................  3785     345,000    3791           0     2.f.
                                                                               ------------------------------------
3.   Amounts used in calculating regulatory capital ratios (report amounts determined by the bank for its own internal regulatory capital
     analyses consistent with applicable capital standards):                                       RCFD Bil Mil Thou
     a.   Tier 1 capital.......................................................................    8274   1,281,931     3.a.
     b.   Tier 2 capital.......................................................................    8275     557,260     3.b.
     c.   Total risk-based capital.............................................................    3792   1,839,191     3.c.
     d.   Excess allowance for loan and lease losses...........................................    A222      32,904     3.d.
     e.   Risk-weighted assets (net of all deductions, including excess allowance).............    A223  16,947,905     3.e.
     f.   "Average total assets" (net of all assets deducted from Tier 1 capital)(2)...........    A224  19,384,698     3.f.
                                                                                                 ------------------

                                                                                ------------------------------------
Items 4-9   and Memoranda items 1 and 2 are to be completed                        (Column A)          (Column B)
by banks that answered NO to item 1 above an by banks with                                               Credit
total assets of $1 billion or more.                                                                    Equivalent
                                                                                Assets Recorded      Amount of Off-
                                                                                 on the Balance      Balance Sheet
                                                                                     Sheet              Items(2)
                                                                                ------------------------------------
                                                                                RCFD Bil Mil Thou  RCON Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------
4.   Assets and credit equivalent amounts of off-balance sheet items assigned to the Zero percent risk category:
     a.   Assets recorded on the balance sheet:
          (1)  Securities issued by, other claims on, and claims
               unconditionally guaranteed by, the U.S. Government and its
               agencies and other OECD central governments....................  3794   2,396,580                         4.a.(1)
          (2)  All other......................................................  3795     514,307                         4.a.(2)
     b.   Credit equivalent amount of off-balance sheet items.................                      3796     31,034      4.b
                                                                                -----------------------------------

---------------

(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not deduct excess allowance for loan and lease losses.
(3) Do not report in column B the risk-weighted amount of assets reported in column A.

Legal Title of Bank:     Texas Commerce Bank National Association      Call Date: 09/30/96        ST-BK: 48-3926       FFIEC  031
Address:                 P.O. Box 2558                                                                                 Page RC-24
City, State  Zip:        Houston, TX 77252-2558
FDIC Certificate No.:    03263

Schedule RC-R -- Continued

                                                                                ------------------------------------
                                                                                   (Column A)          (Column B)
                                                                                                         Credit
                                                                                                       Equivalent
                                                                                Assets Recorded      Amount of Off-
                                                                                 on the Balance      Balance Sheet
                                                                                     Sheet              Items(1)
                                                                                ------------------------------------
                                                  Dollar Amounts in Thousands   RCFD Bil Mil Thou  RCFD Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------
5.   Assets and credit equivalent amounts of off-balance sheet items assigned to the 20 percent risk category:
     a.   Assets recorded on the balance sheet:
          (1)  Claims conditionally guaranteed by the U.S. Government and
               its agencies and other OECD central governments................  3798     450,519                         5.a.(1)
          (2)  Claims collateralized by securities issued by the U.S.
               Government and its agencies and other OECD central
               governments; by securities issued by U.S. Government-
               sponsored agencies; and by cash on deposit.....................  3799     114,158                         5.a.(2)
          (3)  All other......................................................  3800   5,813,050                         5.a.(3)
     b.   Credit equivalent amount of off-balance sheet items.................                      3801    214,206      5.b.
6.   Assets and credit equivalent amounts of off-balance sheet items assigned to the 50 percent risk category:
     a.   Assets recorded on the balance sheet................................  3802     795,647                         6.a.
     b.   Credit equivalent amount of off-balance sheet items.................                      3803     80,719      6.b.
7.   Assets and credit equivalent amounts of off-balance sheet items assigned to the 100 percent risk category:
     a.   Assets recorded on the balance sheet................................  3804  11,950,960                         7.a.
     b.   Credit equivalent amount of off-balance sheet items.................                      3805  3,704,743      7.b.
8.   On-balance sheet asset values excluded from the calculation of the
     risk-based capital ratio(2)..............................................  3806      22,334                         8.
9.   Total assets recorded on the balance sheet (sum of items 4.a, 5.a,
     6.a, 7.a, and 8, column A) (must equal Schedule RC, item 12 plus
     items 4.b and 4.c).......................................................  3807  22,057,555                         9.
                                                                                -----------------------------------

Memoranda

                                                                                                       -----------------
                                                                          Dollar Amounts in Thousands  RCFD Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
1.   Current credit exposure across all off-balance sheet derivative contracts covered by the
     risk-based capital standards....................................................................  8764      77,053  M.1.
                                                                                                       -----------------

                                                  ------------------------------------------------------------------------
                                                                       With a remaining maturity of
                                                  ------------------------------------------------------------------------
                                                        (Column A)              (Column B)               (Column C)
                                                     One year or less          Over one year           Over five years
                                                                            through five years
                                                  ------------------------------------------------------------------------
                                                  RCFD Tril Bil Mil Thou   RCFD Tril Bil Mil Thou   RCFD Tril Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------------
2. Notional principal amounts of off-balance
   sheet derivative contracts(3):
   a. Interest rate contracts...................  3809         3,608,910   8766         4,150,514   8767           564,372  M.2.a.
   b. Foreign exchange contracts................  3812           399,641   8769            45,866   8770                 0  M.2.b.
   c. Gold contracts............................  8771                 0   8772                 0   8773                 0  M.2.c.
   d. Other precious metals contracts...........  8774                 0   8775                 0   8776                 0  M.2.d.
   e. Other commodity contracts.................  8777                 0   8778                 0   8779                 0  M.2.e.
   f. Equity derivative contracts...............  A000                 0   A001                 0   A002                 0  M.2.f.
                                                  ------------------------------------------------------------------------

-----------------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.